UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

725 South Figueroa Street, 39th Floor Los Angeles, California		90017-5439
(Address of principal executive offices)		(Zip code)

Anna Marie Lopez Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439
(Name and address of agent for service)

Copies to: Karin Jagel Flynn, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
(Counsel for the Registrant)

Registrant’s telephone number, including area code:	(213) 430-1000

Date of fiscal year end:	June 30, 2013

Date of reporting period:	July 1, 2012 – June 30, 2013

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2013

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

GLOBAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	3
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	15
LARGE CAP VALUE FUND	17
MID-CAP VALUE FUND	19
SMALL CAP VALUE FUND	22
GLOBAL VALUE FUND	25
VALUE OPPORTUNITIES FUND	28
CAPITAL INCOME FUND	31
HIGH YIELD FUND	39
STATEMENTS OF ASSETS & LIABILITIES	45
STATEMENTS OF OPERATIONS	47
STATEMENTS OF CHANGES IN NET ASSETS	49
FINANCIAL HIGHLIGHTS	53
NOTES TO THE FINANCIAL STATEMENTS	57
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68
FUND EXPENSE EXAMPLES	69
BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	71
BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE GLOBAL VALUE FUND	74
MANAGEMENT	75
PRIVACY POLICY	76
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and annual report relates to the activities of the Hotchkis & Wiley Funds for the twelve months ended June 30, 2013.

OVERVIEW

Ten year U.S. Treasury bond yields increased rapidly after the Fed suggested it might taper its proactive bond purchasing program. The swift interest rate rise has focused attention on "low risk" bond portfolios and reminded investors that it is possible to lose money in high grade fixed income. Over the 12-month period, the BofA Merrill Lynch U.S. Treasury and Agency Index returned –1.89% and the BofA Merrill Lynch U.S. Corporate Index (investment grade only) returned +1.76%. High yield corporates, which have been typically less interest rate sensitive than investment grade alternatives, outperformed considerably as the BofA Merrill Lynch U.S. High Yield Master II Index returned +9.57%. Equities did even better, as the S&P 500® Index returned an impressive +20.60%.

While an extended rise in equity prices would normally portend a cautious outlook, corporate earnings have improved such that valuation multiples remain below historical averages — particularly considering widespread balance sheet deleveraging and improved capital allocation policies. Our search for compelling valuation opportunities in equity markets requires a bit more exertion than it did 12 months ago. Yet we continued to find attractive risk/return prospects across an array of sectors, though we found fewer compelling opportunities in commodity-tied sectors (e.g., materials). We also have an aversion to certain market segments that we believe investors may have erroneously perceived as bond substitutes. Many REITs and large U.S. telecommunication stocks, for example, pay considerable dividends but have weak valuation support.

The high yield market's yield-to-worst declined about 0.75% and spreads tightened by more than 100 basis points over the 12 month period — though both are notably higher than the lows reached in May 2013. Spreads over Treasuries are about 515 basis points, which is only slightly lower than the historical median despite the benign default rate environment. High yield bonds' excess spread, or spread adjusted for the default rate environment, remains well above historical median at 421 basis points (vs. historical median of 265 basis points). Record refinancing has extended maturities and financial leverage remains well below peak levels — both facilitate the continuation of a low default rate environment.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns for the 12-month period ended June 30, 2013 of 29.65%, 29.25%, and 28.28%, respectively, compared to the S&P 500® Index return of 20.60%, the Russell 1000® Index return of 21.24%, and the Russell 1000® Value Index return of 25.32%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 7 of this report to shareholders.)

More than 75% of the outperformance over the 12-month period is attributable to positive stock selection. Stock selection in financials, energy, and health care were the largest contributors to relative performance. The underweight in energy and overweight in consumer discretionary and information technology were marginally beneficial. The largest individual contributors were Citigroup, Magna International, and AIG. Stock selection in information technology and consumer staples detracted from performance over the period. The largest individual detractors were JC Penney, Exelon, and Royal Dutch Shell.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns for the 12-month period ended June 30, 2013 of 30.48%, 30.16%, 29.12%, and 29.79%, respectively, compared to the S&P 500® Index return of 20.60%, the Russell 1000® Index return of 21.24%, and the Russell 1000® Value Index return of 25.32%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 8 of this report to shareholders.)

Outperformance for the 12-month period was primarily due to positive stock selection, which drove nearly 80% of the excess return. The largest contributions came from stock selection in financials, health care, and industrials. An underweight in the energy sector and an overweight in the information technology and consumer discretionary sectors were marginal contributors as well. The largest individual contributors were Citigroup, H&R Block, and Unum Group. Stock selection in consumer staples and information technology detracted from performance over the 12 months; the largest individual detractors were JC Penney, Exelon, and Royal Dutch Shell.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I, Class A, Class C, and Class R shares had total returns for the 12-month period ended June 30, 2013 of 36.51%, 36.16%, 35.13%, and 35.82%, respectively, compared to the Russell Midcap® Index return of 25.41% and the Russell Midcap® Value Index return of 27.65%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 9 of this report to shareholders.)

The Fund outperformed the Russell Midcap® Value Index over the 12-month period by a considerable margin. Two-thirds of the outperformance is attributable to positive stock selection, led by financials, utilities, and health care. An overweight in the consumer discretionary sector and an underweight in the utilities sector benefited relative performance modestly. The top individual contributors over the period were H&R Block, Magna International, and NRG Energy. Stock selection in consumer staples and energy detracted from performance over the period. The largest individual detractors were SuperValu, Kosmos Energy, and Con-way.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I, Class A, and Class C shares had total returns for the 12-month period ended June 30, 2013 of 31.88%, 31.55%, and 30.55%, respectively, compared to the Russell 2000® Index return of 24.21% and the Russell 2000® Value Index return of 24.77%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 10 of this report to shareholders.)

Over the 12-month period, the Fund outperformed the Russell 2000® Value Index by a wide margin. Positive stock selection in financials, health care, and consumer discretionary were the largest contributors to relative performance over the period. An overweight position in the consumer discretionary and industrials sectors combined with an underweight in energy was marginally beneficial to relative performance. The largest individual contributors were Quiksilver, Avis Budget Group, and CNO Financial. Stock selection in materials and energy detracted from performance over the 12-month period. The largest individual detractors were Noranda Aluminum, Hudson Global, and Con-way.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund commenced operations on December 31, 2012. The investment review below discusses the Fund's performance since inception through June 30, 2013.

The Fund's Class I shares had total returns for the 6-month period ended June 30, 2013 of 14.90% compared to the Russell Developed Index return of 9.13%. (More complete performance information can be found on page 11 of this report to shareholders.)

The Fund outperformed the index considerably over the 6-month period (since the Fund's inception). Positive stock selection drove nearly 80% of the outperformance. Stock selection in financials, information technology, and consumer staples were the largest performance contributors over the period. Relative to the benchmark, the underweight exposure to the Japanese yen and the Australian dollar were marginally beneficial. The largest individual contributors were Hewlett-Packard, AIG, and Unum Group. Stock selection in energy and consumer discretionary detracted from performance over the 6-month period. The largest individual detractors were Kosmos Energy, Mobistar, and Valassis Communications.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I, Class A, and Class C shares had total returns for the 12-month period ended June 30, 2013 of 32.28%, 31.98%, and 30.97%, respectively, compared to the S&P 500® Index return of 20.60%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 12 of this report to shareholders.)

The Fund outperformed the S&P 500® considerably over the 12-month period. Positive security selection drove more than 75% of the outperformance. Positive selection in health care, financials, and information technology were the largest contributors to relative performance. An overweight in financials and an underweight in information technology also benefited performance. The largest individual contributors were Quiksilver, Motors Liquidation Trust, and AIG. Security selection in telecommunication services and materials, along with an underweight in health care, detracted from relative performance over the period. The largest individual detractors were Verizon put options, Mobistar, and Freddie Mac preferred shares.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class I and Class A shares had total returns for the 12-month period ended June 30, 2013 of 18.45% and 20.34%, respectively, compared to the S&P 500® Index return of 20.60% and BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index return of –0.79%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 13 of this report to shareholders.)

The equity portion of the Fund outperformed the S&P 500® and the high yield portion of the Fund outperformed the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index over the period. The Fund was also overweight equities relative to its 50/50 long-term target. The Fund's average allocation was 57%/43% equities/high yield, respectively. This helped performance as equities outperformed.

Positive stock selection drove all of the outperformance of the equity portion of the Fund relative to the S&P 500® over the 12-month period. Stock selection in information technology, consumer discretionary, and industrials was the largest contributor; H&R Block, JPMorgan Chase, and Hewlett-Packard were the largest individual contributors. Stock selection in energy and an overweight in utilities detracted from performance over the period; Exelon, Royal Dutch Shell, and Vodafone were the largest individual detractors.

The fixed income portion of the Fund outperformed the BofA Merrill Lynch U.S. Corporate, Government and Mortgage benchmark for the 12-month period. The fixed income portion of the Fund is invested in high yielding below investment grade rated corporate fixed income securities which generally have a shorter duration and greater credit sensitivity than the sovereign, mortgage backed and investment grade corporate securities which comprise the majority of the fixed income benchmark.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I, Class A, and Class C shares had total returns for the 12-month period ended June 30, 2013 of 11.70%, 11.37%, and 10.44%, respectively, compared to the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index return of 8.51%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. More complete performance information can be found on page 14 of this report to shareholders.)

The Fund outperformed the benchmark considerably over the 12-month period. Credit selection was positive in 15 of the 16 BofA Merrill Lynch sectors, which drove all of the outperformance over the period. Positive credit selection in the basic industry, health care, and automotive sectors were the largest contributors to relative performance. The strategy emphasizes small cap credits and fallen angels, which also benefitted performance over the period. A modest cash allocation was a slight drag on relative performance, along with an underweight position in telecommunications.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Scott McBride Fund Manager	Judd Peters Fund Manager

Ray Kennedy Fund Manager	Mark Hudoff Fund Manager	Patrick Meegan Fund Manager

Scott Rosenthal Fund Manager

Past performance does not guarantee future results.

The above reflects opinions of Fund managers as of June 30, 2013. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of fund holdings for June 30, 2013. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

A basis point is one hundredth of one percent (0.01%).

Duration—a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates.

Yield-to-Worst—the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Fund Performance Data

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Diversified Value Fund, Small Cap Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Global Value Fund is not offering Class C shares to investors. During the fiscal year ended June 30, 2013, the Global Value Fund did not offer Class A or Class C shares to investors and the Capital Income Fund did not offer Class C shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Global Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Small Cap Value Fund, Mid-Cap Value Fund, Global Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through and investment grade corporate bonds meeting specified selection criteria.

BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch U.S. Treasury and Agency Index tracks the performance of U.S. dollar denominated U.S. Treasury and non-subordinated U.S. agency debt issued in the U.S. domestic market.

BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2013	1 Year	5 Years	Since 8/30/04*
Class I
Average annual total return	29.65%	8.13%	5.35%
Class A
Average annual total return (with sales charge)	22.42%	6.68%	4.45%
Average annual total return (without sales charge)	29.25%	7.84%	5.08%
Class C
Average annual total return (with CDSC)	27.28%	7.09%	4.33%
Average annual total return (without CDSC)	28.28%	7.09%	4.33%
S&P 500® Index††
Average annual total return	20.60%	7.01%	6.59%
Russell 1000® Index††
Average annual total return	21.24%	7.12%	6.99%
Russell 1000® Value Index††
Average annual total return	25.32%	6.67%	6.61%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2013	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	30.48%	7.88%	6.79%	8.77%
Class A
Average annual total return (with sales charge)	23.35%	6.44%	5.94%	8.30%
Average annual total return (without sales charge)	30.16%	7.60%	6.51%	8.53%
Class C
Average annual total return (with CDSC)	28.12%	6.88%	5.77%	7.71%
Average annual total return (without CDSC)	29.12%	6.88%	5.77%	7.71%
Class R
Average annual total return	29.79%	7.34%	6.31%	8.25%
S&P 500® Index††
Average annual total return	20.60%	7.01%	7.30%	9.02%
Russell 1000® Index††
Average annual total return	21.24%	7.12%	7.67%	9.16%
Russell 1000® Value Index††
Average annual total return	25.32%	6.67%	7.79%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charge of each specific class. Returns for Class A reflect the maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2013	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	36.51%	15.85%	12.00%	13.22%
Class A
Average annual total return (with sales charge)	29.00%	14.31%	11.11%	12.58%
Average annual total return (without sales charge)	36.16%	15.55%	11.71%	12.95%
Class C
Average annual total return (with CDSC)	34.13%	14.83%	10.97%	12.14%
Average annual total return (without CDSC)	35.13%	14.83%	10.97%	12.14%
Class R
Average annual total return	35.82%	15.27%	11.61%	12.76%
Russell Midcap® Index††
Average annual total return	25.41%	8.28%	10.65%	9.72%
Russell Midcap® Value Index††
Average annual total return	27.65%	8.87%	10.92%	10.26%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charge of each specific class. Returns for Class A reflect the maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2013	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	31.88%	12.73%	10.68%	11.80%
Class A
Average annual total return (with sales charge)	24.64%	11.24%	9.81%	11.34%
Average annual total return (without sales charge)	31.55%	12.45%	10.41%	11.55%
Class C
Average annual total return (with CDSC)	29.55%	11.73%	9.69%	10.75%
Average annual total return (without CDSC)	30.55%	11.73%	9.69%	10.75%
Russell 2000® Index††
Average annual total return	24.21%	8.77%	9.53%	9.69%
Russell 2000® Value Index††
Average annual total return	24.77%	8.59%	9.30%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charge of each specific class. Returns for Class A reflect the maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in stocks of U.S. companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2013	Since 12/31/12*
Class I
Aggregate total return	14.90%
Russell Developed Index
Aggregate total return	9.13%

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description on page 6.

††† Fund return during the period shown reflects a fee waiver and/or expense reimbursement. Without waiver/reimbursement, return would have been lower. Return shown includes the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2013	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	32.28%	16.23%	11.51%	13.39%
Class A
Average annual total return (with sales charge)	25.08%	14.71%	10.67%	12.62%
Average annual total return (without sales charge)	31.98%	15.96%	11.27%	13.19%
Class C
Average annual total return (with CDSC)	29.97%	15.18%	10.46%	12.32%
Average annual total return (without CDSC)	30.97%	15.18%	10.46%	12.32%
S&P 500® Index††
Average annual total return	20.60%	7.01%	7.30%	8.08%

Returns shown for Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charge of each specific class. Returns for Class A reflect the maximum initial sales charges of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index description on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2013	1 Year	Since 12/31/10*
Class I
Average annual total return	18.45%	12.83%
Class A
Average annual total return (with sales charge)	14.65%	11.60%
Average annual total return (without sales charge)	20.34%	13.80%
S&P 500® Index††
Average annual total return	20.60%	12.70%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index††
Average annual total return	–0.79%	3.78%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charges. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2013	1 Year	Since 3/31/09*
Class I
Average annual total return	11.70%	17.17%
Class A
Average annual total return (with sales charge)	7.19%	15.64%
Average annual total return (without sales charge)	11.37%	16.68%
Class C
Average annual total return (with CDSC)	9.44%	15.97%
Average annual total return (without CDSC)	10.44%	15.97%
BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index††
Average annual total return	8.51%	16.44%

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 5/29/09; Class C — 12/31/12.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
JPMorgan Chase & Company	4.00%
American International Group, Inc.	3.97%
Hewlett-Packard Company	3.57%
Microsoft Corporation	3.30%
Citigroup, Inc.	3.26%
Bank of America Corporation	3.20%
Royal Dutch Shell PLC - Class B	3.00%
Total SA	2.89%
Vodafone Group PLC	2.79%
Oracle Corporation	2.54%
COMMON STOCKS — 98.78%	Shares Held	Value
CONSUMER DISCRETIONARY — 10.45% Auto Components — 3.46%
Delphi Automotive PLC	41,100	$2,083,359
Johnson Controls, Inc.	254,200	9,097,818
Magna International, Inc.	44,500	3,169,290
		14,350,467
Automobiles — 1.03%
General Motors Company (a)	127,900	4,260,349
Hotels, Restaurants & Leisure — 0.49%
Carnival Corporation	59,100	2,026,539
Media — 3.24%
Comcast Corporation	53,800	2,134,246
The Interpublic Group of Companies, Inc.	355,800	5,176,890
Time Warner Cable, Inc.	54,400	6,118,912
		13,430,048
Multiline Retail — 1.48%
Target Corporation	89,500	6,162,970
Specialty Retail — 0.75%
Lowe's Companies, Inc.	76,600	3,132,940
TOTAL CONSUMER DISCRETIONARY		43,363,313
CONSUMER STAPLES — 4.21% Beverages — 1.24%
Molson Coors Brewing Company	42,600	2,038,836
PepsiCo, Inc.	38,000	3,108,020
		5,146,856
Food & Staples Retailing — 1.98%
Wal-Mart Stores, Inc.	110,200	8,208,798
Food Products — 0.99%
Mondelez International, Inc.	143,700	4,099,761
TOTAL CONSUMER STAPLES		17,455,415
	Shares Held	Value
ENERGY — 10.59% Oil, Gas & Consumable Fuels — 10.59%
Cobalt International Energy, Inc. (a)	374,400	$9,947,808
Hess Corporation	29,400	1,954,806
Kosmos Energy Limited (a)	119,200	1,211,072
Marathon Oil Corporation	105,100	3,634,358
Murphy Oil Corporation	45,400	2,764,406
Royal Dutch Shell PLC — Class B — ADR	187,800	12,445,506
Total SA — ADR	246,500	12,004,550
TOTAL ENERGY		43,962,506
FINANCIALS — 26.53% Capital Markets — 1.71%
The Bank New York Mellon Corporation	144,200	4,044,810
Morgan Stanley	124,300	3,036,649
		7,081,459
Commercial Banks — 4.25%
SunTrust Banks, Inc.	263,300	8,312,381
Wells Fargo & Company	226,034	9,328,423
		17,640,804
Consumer Finance — 2.39%
Capital One Financial Corporation	157,700	9,905,137
Diversified Financial Services — 10.46%
Bank of America Corporation	1,032,922	13,283,377
Citigroup, Inc.	281,874	13,521,496
JPMorgan Chase & Company	314,300	16,591,897
		43,396,770
Insurance — 7.72%
The Allstate Corporation	172,800	8,315,136
American International Group, Inc. (a)	368,500	16,471,950
Unum Group	247,600	7,272,012
		32,059,098
TOTAL FINANCIALS		110,083,268

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
HEALTH CARE — 13.89% Health Care Equipment & Supplies — 2.47%
Covidien PLC	66,200	$4,160,008
Medtronic, Inc.	78,900	4,060,983
Zimmer Holdings, Inc.	27,000	2,023,380
		10,244,371
Health Care Providers & Services — 5.58%
Aetna, Inc.	32,900	2,090,466
Humana, Inc.	41,700	3,518,646
Quest Diagnostics, Inc.	43,800	2,655,594
UnitedHealth Group, Inc.	134,100	8,780,868
WellPoint, Inc.	74,800	6,121,632
		23,167,206
Pharmaceuticals — 5.84%
AstraZeneca PLC — ADR	129,300	6,115,890
Johnson & Johnson	102,000	8,757,720
Novartis AG — ADR	59,200	4,186,032
Sanofi — ADR	100,700	5,187,057
		24,246,699
TOTAL HEALTH CARE		57,658,276
INDUSTRIALS — 9.59% Aerospace & Defense — 4.27%
The Boeing Company	61,500	6,300,060
Embraer SA — ADR	68,400	2,523,276
Lockheed Martin Corporation	62,700	6,800,442
Northrop Grumman Corporation	25,200	2,086,560
		17,710,338
Air Freight & Logistics — 1.49%
FedEx Corporation	62,700	6,180,966
Machinery — 3.83%
Cummins, Inc.	59,700	6,475,062
PACCAR, Inc.	98,500	5,285,510
Stanley Black & Decker, Inc.	53,500	4,135,550
		15,896,122
TOTAL INDUSTRIALS		39,787,426
INFORMATION TECHNOLOGY — 14.40% Computers & Peripherals — 3.57%
Hewlett-Packard Company	597,000	14,805,600
Electronic Equipment, Instruments & Components — 3.53%
Corning, Inc.	739,300	10,520,239
TE Connectivity Limited	90,800	4,135,032
		14,655,271
IT Services — 0.72%
International Business Machines Corporation	15,600	2,981,316
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 0.74%
Texas Instruments, Inc.	88,200	$3,075,534
Software — 5.84%
Microsoft Corporation	396,800	13,701,504
Oracle Corporation	343,200	10,543,104
		24,244,608
TOTAL INFORMATION TECHNOLOGY		59,762,329
TELECOMMUNICATION SERVICES — 2.79% Wireless Telecommunication Services — 2.79%
Vodafone Group PLC — ADR	402,900	11,579,346
TOTAL TELECOMMUNICATION SERVICES		11,579,346
UTILITIES — 6.33% Electric Utilities — 3.11%
Edison International	57,200	2,754,752
Exelon Corporation	329,000	10,159,520
		12,914,272
Independent Power Producers & Energy Traders — 1.43%
NRG Energy, Inc.	222,500	5,940,750
Multi-Utilities — 1.79%
Public Service Enterprise Group, Inc.	227,600	7,433,416
TOTAL UTILITIES		26,288,438
Total common stocks (Cost $416,862,284)		409,940,317
Total long-term investments (Cost $416,862,284)		409,940,317
SHORT-TERM INVESTMENTS — 2.90%	Principal Amount
Time Deposits — 2.90%
Wells Fargo, 0.03%, 07/01/2013*	$12,044,972	12,044,972
Total short-term investments (Cost $12,044,972)		12,044,972
Total investments — 101.68% (Cost $428,907,256)		421,985,289
Liabilities in excess of other assets — (1.68)%		(6,956,850)
Net assets — 100.00%		$415,028,439

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.47%
JPMorgan Chase & Company	4.09%
Microsoft Corporation	3.92%
Hewlett-Packard Company	3.80%
Royal Dutch Shell PLC - Class B	3.72%
Citigroup, Inc.	3.54%
Bank of America Corporation	3.49%
Total SA	3.32%
Capital One Financial Corporation	3.02%
Vodafone Group PLC	3.01%
COMMON STOCKS — 98.31%	Shares Held	Value
CONSUMER DISCRETIONARY — 8.68% Auto Components — 3.90%
Johnson Controls, Inc.	326,600	$11,689,014
Lear Corporation	96,000	5,804,160
Magna International, Inc.	63,200	4,501,104
		21,994,278
Media — 1.99%
Comcast Corporation	140,000	5,553,800
The Interpublic Group of Companies, Inc.	389,300	5,664,315
		11,218,115
Multiline Retail — 1.75%
Target Corporation	142,700	9,826,322
Specialty Retail — 1.04%
Lowe's Companies, Inc.	143,500	5,869,150
TOTAL CONSUMER DISCRETIONARY		48,907,865
CONSUMER STAPLES — 2.96% Beverages — 0.73%
PepsiCo, Inc.	50,600	4,138,574
Food & Staples Retailing — 1.77%
Wal-Mart Stores, Inc.	133,500	9,944,415
Food Products — 0.46%
Mondelez International, Inc.	91,300	2,604,789
TOTAL CONSUMER STAPLES		16,687,778
ENERGY — 9.86% Oil, Gas & Consumable Fuels — 9.86%
Marathon Oil Corporation	203,000	7,019,740
Murphy Oil Corporation	145,800	8,877,762
Royal Dutch Shell PLC — Class B — ADR	316,100	20,947,947
Total SA — ADR	384,000	18,700,800
TOTAL ENERGY		55,546,249
	Shares Held	Value
FINANCIALS — 26.81% Commercial Banks — 3.09%
BB&T Corporation	88,600	$3,001,768
Regions Financial Corporation	309,600	2,950,488
Wells Fargo & Company	277,391	11,447,927
		17,400,183
Consumer Finance — 3.02%
Capital One Financial Corporation	270,800	17,008,948
Diversified Financial Services — 11.12%
Bank of America Corporation	1,528,489	19,656,368
Citigroup, Inc.	416,068	19,958,782
JPMorgan Chase & Company	436,700	23,053,393
		62,668,543
Insurance — 9.58%
The Allstate Corporation	304,100	14,633,292
American International Group, Inc. (a)	563,200	25,175,040
Assurant, Inc.	62,000	3,156,420
Unum Group	376,300	11,051,931
		54,016,683
TOTAL FINANCIALS		151,094,357
HEALTH CARE — 13.44% Health Care Equipment & Supplies — 0.93%
Zimmer Holdings, Inc.	70,000	5,245,800
Health Care Providers & Services — 5.64%
Aetna, Inc.	105,100	6,678,054
UnitedHealth Group, Inc.	229,400	15,021,112
WellPoint, Inc.	123,500	10,107,240
		31,806,406

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
Pharmaceuticals — 6.87%
AstraZeneca PLC — ADR	176,000	$8,324,800
Johnson & Johnson	172,100	14,776,506
Merck & Company, Inc.	56,800	2,638,360
Novartis AG — ADR	84,100	5,946,711
Sanofi — ADR	136,300	7,020,813
		38,707,190
TOTAL HEALTH CARE		75,759,396
INDUSTRIALS — 10.25% Aerospace & Defense — 4.76%
The Boeing Company	85,500	8,758,620
Embraer SA — ADR	76,300	2,814,707
Lockheed Martin Corporation	100,000	10,846,000
Northrop Grumman Corporation	53,200	4,404,960
		26,824,287
Machinery — 4.55%
Cummins, Inc.	103,600	11,236,456
PACCAR, Inc.	164,200	8,810,972
Stanley Black & Decker, Inc.	72,400	5,596,520
		25,643,948
Professional Services — 0.94%
ManpowerGroup, Inc.	96,800	5,304,640
TOTAL INDUSTRIALS		57,772,875
INFORMATION TECHNOLOGY — 14.98% Computers & Peripherals — 3.80%
Hewlett-Packard Company	862,200	21,382,560
Electronic Equipment, Instruments & Components — 3.79%
Corning, Inc.	1,001,900	14,257,037
TE Connectivity Limited	156,425	7,123,595
		21,380,632
Semiconductors & Semiconductor Equipment — 0.71%
Texas Instruments, Inc.	114,700	3,999,589
Software — 6.68%
CA, Inc.	204,081	5,842,839
Microsoft Corporation	639,500	22,081,935
Oracle Corporation	316,100	9,710,592
		37,635,366
TOTAL INFORMATION TECHNOLOGY		84,398,147
TELECOMMUNICATION SERVICES — 3.01% Wireless Telecommunication Services — 3.01%
Vodafone Group PLC — ADR	590,100	16,959,474
TOTAL TELECOMMUNICATION SERVICES		16,959,474
	Shares Held	Value
UTILITIES — 8.32% Electric Utilities — 4.34%
Edison International	76,400	$3,679,424
Exelon Corporation	542,900	16,764,752
PPL Corporation	131,600	3,982,216
		24,426,392
Independent Power Producers & Energy Traders — 1.75%
NRG Energy, Inc.	368,600	9,841,620
Multi-Utilities — 2.23%
Public Service Enterprise Group, Inc.	385,400	12,587,164
TOTAL UTILITIES		46,855,176
Total common stocks (Cost $576,012,822)		553,981,317
Total long-term investments (Cost $576,012,822)		553,981,317
SHORT-TERM INVESTMENTS — 1.91%	Principal Amount
Time Deposits — 1.91%
The Bank of Tokyo — Mitsubishi UFJ, 0.03%, 07/01/2013*	$10,369,229	10,369,229
Citibank, 0.03%, 07/01/2013*	359,800	359,800
Total short-term investments (Cost $10,729,029)		10,729,029
Total investments — 100.22% (Cost $586,741,851)		564,710,346
Liabilities in excess of other assets — (0.22)%		(1,212,327)
Net assets — 100.00%		$563,498,019

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
Cobalt International Energy, Inc.	3.79%
SunTrust Banks, Inc.	3.61%
NRG Energy, Inc.	3.57%
ARRIS Group, Inc.	3.41%
The Goodyear Tire & Rubber Company	3.41%
Great Plains Energy, Inc.	3.27%
Valassis Communications, Inc.	3.18%
Kosmos Energy Limited	2.85%
Unum Group	2.63%
Regions Financial Corporation	2.62%
COMMON STOCKS — 95.69%	Shares Held	Value
CONSUMER DISCRETIONARY — 20.56% Auto Components — 8.98%
Delphi Automotive PLC	532,000	$26,967,080
The Goodyear Tire & Rubber Company (a)	4,691,600	71,734,564
Lear Corporation	609,200	36,832,232
Magna International, Inc.	753,100	53,635,782
		189,169,658
Media — 5.60%
The Interpublic Group of Companies, Inc.	3,507,200	51,029,760
Valassis Communications, Inc. (b)	2,722,200	66,938,898
		117,968,658
Multiline Retail — 2.44%
Kohl's Corporation	1,017,700	51,404,027
Specialty Retail — 3.54%
Rent-A-Center, Inc.	958,700	35,999,185
Staples, Inc.	2,430,100	38,541,386
		74,540,571
TOTAL CONSUMER DISCRETIONARY		433,082,914
CONSUMER STAPLES — 1.94% Beverages — 1.22%
Molson Coors Brewing Company	536,400	25,672,104
Food Products — 0.72%
Fresh Del Monte Produce, Inc.	548,700	15,297,756
TOTAL CONSUMER STAPLES		40,969,860
ENERGY — 7.67% Energy Equipment & Services — 0.26%
McDermott International, Inc. (a)	678,100	5,546,858
	Shares Held	Value
Oil, Gas & Consumable Fuels — 7.41%
Cobalt International Energy, Inc. (a)	3,005,200	$79,848,164
Kosmos Energy Limited (a)	5,915,500	60,101,480
Stone Energy Corporation (a)	730,600	16,095,118
		156,044,762
TOTAL ENERGY		161,591,620
FINANCIALS — 25.71% Capital Markets — 0.58%
E*TRADE Financial Corporation (a)	968,600	12,262,476
Commercial Banks — 12.49%
Comerica, Inc.	295,500	11,769,765
First Horizon National Corporation	3,352,358	37,546,405
KeyCorp	3,921,920	43,297,997
Regions Financial Corporation	5,794,200	55,218,726
SunTrust Banks, Inc.	2,407,400	76,001,618
Zions Bancorporation	1,363,100	39,366,328
		263,200,839
Diversified Financial Services — 2.27%
PHH Corporation (a)	2,341,300	47,715,694
Insurance — 10.37%
Assurant, Inc.	832,600	42,387,666
CNO Financial Group, Inc.	3,813,600	49,424,256
Torchmark Corporation	335,700	21,867,498
Unum Group	1,886,300	55,400,631
Willis Group Holdings PLC	1,209,300	49,315,254
		218,395,305
TOTAL FINANCIALS		541,574,314
HEALTH CARE — 6.14% Health Care Equipment & Supplies — 0.52%
Zimmer Holdings, Inc.	144,700	10,843,818

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Health Care Providers & Services — 5.14%
Aetna, Inc.	505,000	$32,087,700
Health Management Associates, Inc. (a)	987,800	15,528,216
Humana, Inc.	515,200	43,472,576
Quest Diagnostics, Inc.	284,600	17,255,298
		108,343,790
Pharmaceuticals — 0.48%
Questcor Pharmaceuticals, Inc. (c)	224,600	10,210,316
TOTAL HEALTH CARE		129,397,924
INDUSTRIALS — 11.46% Aerospace & Defense — 4.35%
Alliant Techsystems, Inc.	335,900	27,654,647
Embraer SA — ADR	711,900	26,261,991
Huntington Ingalls Industries, Inc.	666,200	37,626,976
		91,543,614
Airlines — 0.81%
JetBlue Airways Corporation (a)	2,723,400	17,157,420
Machinery — 1.36%
Navistar International Corporation (a)	263,400	7,311,984
Stanley Black & Decker, Inc.	274,900	21,249,770
		28,561,754
Professional Services — 1.95%
ManpowerGroup, Inc.	750,800	41,143,840
Road & Rail — 2.99%
Avis Budget Group, Inc. (a)	549,000	15,783,750
Con-way, Inc.	1,209,700	47,129,912
		62,913,662
TOTAL INDUSTRIALS		241,320,290
INFORMATION TECHNOLOGY — 13.43% Communications Equipment — 3.41%
ARRIS Group, Inc. (a)	4,999,600	71,744,260
Electronic Equipment, Instruments & Components — 4.18%
CDW Corporation (a)	944,900	17,594,038
Ingram Micro, Inc. (a)	2,579,800	48,990,402
TE Connectivity Limited	472,600	21,522,204
		88,106,644
IT Services — 0.60%
The Western Union Company	742,300	12,700,753
Semiconductors & Semiconductor Equipment — 3.76%
Marvell Technology Group Limited	2,698,200	31,595,922
ON Semiconductor Corporation (a)	5,890,200	47,592,816
		79,188,738
	Shares Held	Value
Software — 1.48%
CA, Inc.	582,100	$16,665,523
Comverse, Inc. (a)	190,980	5,683,565
Symantec Corporation	395,700	8,891,379
		31,240,467
TOTAL INFORMATION TECHNOLOGY		282,980,862
UTILITIES — 8.78% Electric Utilities — 4.22%
Great Plains Energy, Inc.	3,059,800	68,967,892
PPL Corporation	659,600	19,959,496
		88,927,388
Independent Power Producers & Energy Traders — 3.57%
NRG Energy, Inc.	2,821,400	75,331,380
Multi-Utilities — 0.99%
Public Service Enterprise Group, Inc.	637,200	20,810,952
TOTAL UTILITIES		185,069,720
Total common stocks (Cost $1,835,537,160)		2,015,987,504
Total long-term investments (Cost $1,835,537,160)		2,015,987,504
COLLATERAL FOR SECURITIES ON LOAN — 0.38%
Money Market Funds — 0.38%
Invesco Government Agency Portfolio, 0.02%^	7,997,100	7,997,100
Total collateral for securities on loan (Cost $7,997,100)		7,997,100
SHORT-TERM INVESTMENTS — 4.26%	Principal Amount
Time Deposits — 4.26%
The Bank of Tokyo — Mitsubishi UFJ, 0.03%, 07/01/2013*	$3,527,089	3,527,089
Nordea Bank, 0.03%, 07/01/2013*	86,213,228	86,213,228
Total short-term investments (Cost $89,740,317)		89,740,317
Total investments — 100.33% (Cost $1,933,274,577)		2,113,724,921
Liabilities in excess of other assets — (0.33)%		(7,014,306)
Net assets — 100.00%		$2,106,710,615

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Mid-Cap Value Fund

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $7,822,006.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2013.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Small Cap Value Fund

* Sum of sectors shown is greater than 100% due to short-term investments and liabilities in excess of other assets of (0.98)%.

Largest Equity Holdings	Percent of net assets
CNO Financial Group, Inc.	5.11%
Valassis Communications, Inc.	4.98%
Huntington Ingalls Industries, Inc.	4.47%
Con-way, Inc.	4.47%
Rent-A-Center, Inc.	4.16%
LifePoint Hospitals, Inc.	4.12%
First Horizon National Corporation	4.10%
Avis Budget Group, Inc.	3.64%
ARRIS Group, Inc.	3.24%
PHH Corporation	2.97%
COMMON STOCKS — 94.55%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.67% Diversified Consumer Services — 0.97%
DeVry, Inc.	183,400	$5,689,068
Hotels, Restaurants & Leisure — 0.65%
Lakes Entertainment, Inc. (a)	197,000	693,440
Ruby Tuesday, Inc. (a)	333,100	3,074,513
		3,767,953
Household Durables — 0.04%
Furniture Brands International, Inc. (a)	63,142	252,568
Media — 5.79%
The Interpublic Group of Companies, Inc.	324,000	4,714,200
Valassis Communications, Inc.	1,185,400	29,148,986
		33,863,186
Specialty Retail — 4.16%
Rent-A-Center, Inc.	647,300	24,306,115
Textiles, Apparel & Luxury Goods — 2.06%
Quiksilver, Inc. (a)	1,871,000	12,049,240
TOTAL CONSUMER DISCRETIONARY		79,928,130
CONSUMER STAPLES — 0.83% Food Products — 0.83%
Overhill Farms, Inc. (a) (b)	982,900	4,865,355
TOTAL CONSUMER STAPLES		4,865,355
ENERGY — 2.13% Energy Equipment & Services — 0.45%
McDermott International, Inc. (a)	317,600	2,597,968
Oil, Gas & Consumable Fuels — 1.68%
Cobalt International Energy, Inc. (a)	114,000	3,028,980
Stone Energy Corporation (a)	308,800	6,802,864
		9,831,844
TOTAL ENERGY		12,429,812
	Shares Held	Value
FINANCIALS — 30.55% Commercial Banks — 9.31%
Associated Banc-Corp	452,000	$7,028,600
First Financial Holdings, Inc.	87,900	1,864,359
First Horizon National Corporation	2,141,631	23,986,270
First Interstate BancSystem, Inc.	282,300	5,852,079
First Niagara Financial Group, Inc.	261,300	2,631,291
Synovus Financial Corporation	2,393,100	6,987,852
Webster Financial Corporation	238,200	6,116,976
		54,467,427
Diversified Financial Services — 2.97%
PHH Corporation (a)	851,600	17,355,608
Insurance — 15.12%
Argo Group International Holdings Limited	257,510	10,915,849
CNO Financial Group, Inc.	2,303,500	29,853,360
Endurance Specialty Holdings Limited	98,800	5,083,260
Global Indemnity PLC (a)	375,536	8,843,873
The Hanover Insurance Group, Inc.	97,200	4,755,996
Horace Mann Educators Corporation	557,800	13,599,164
National Western Life Insurance Company	5,400	1,025,190
Symetra Financial Corporation	895,800	14,323,842
		88,400,534
Real Estate Investment Trusts — 3.15%
CapLease, Inc.	539,100	4,550,004
The Geo Group, Inc.	253,296	8,599,399
Granite Real Estate Investment Trust	153,100	5,289,605
		18,439,008
TOTAL FINANCIALS		178,662,577

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
HEALTH CARE — 5.69% Health Care Providers & Services — 5.19%
LifePoint Hospitals, Inc. (a)	492,900	$24,073,236
PharMerica Corporation (a)	452,400	6,270,264
		30,343,500
Pharmaceuticals — 0.50%
Questcor Pharmaceuticals, Inc. (c)	64,100	2,913,986
TOTAL HEALTH CARE		33,257,486
INDUSTRIALS — 27.57% Aerospace & Defense — 7.09%
Alliant Techsystems, Inc.	165,100	13,592,683
Embraer SA — ADR	47,400	1,748,586
Huntington Ingalls Industries, Inc.	463,100	26,155,888
		41,497,157
Airlines — 1.08%
JetBlue Airways Corporation (a)	999,400	6,296,220
Construction & Engineering — 0.90%
Tutor Perini Corporation (a)	290,700	5,258,763
Machinery — 4.83%
CIRCOR International, Inc.	150,200	7,639,172
Meritor, Inc. (a)	1,249,500	8,808,975
Miller Industries, Inc. (b)	768,300	11,816,454
		28,264,601
Professional Services — 3.07%
Heidrick & Struggles International, Inc.	113,700	1,901,064
Hudson Global, Inc. (a) (b)	2,171,800	5,386,064
Korn/Ferry International (a)	181,800	3,406,932
ManpowerGroup, Inc.	132,100	7,239,080
		17,933,140
Road & Rail — 8.11%
Avis Budget Group, Inc. (a)	740,000	21,275,000
Con-way, Inc.	670,900	26,138,264
		47,413,264
Trading Companies & Distributors — 2.49%
Rush Enterprises, Inc. (a)	587,800	14,548,050
TOTAL INDUSTRIALS		161,211,195
INFORMATION TECHNOLOGY — 7.35% Communications Equipment — 3.46%
ARRIS Group, Inc. (a)	1,320,400	18,947,740
Symmetricom, Inc. (a)	293,200	1,316,468
		20,264,208
Computers & Peripherals — 0.98%
QLogic Corporation (a)	598,900	5,725,484
IT Services — 0.06%
CIBER, Inc. (a)	106,900	357,046
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 1.88%
Intersil Corporation	278,800	$2,180,216
ON Semiconductor Corporation (a)	1,090,200	8,808,816
		10,989,032
Software — 0.97%
Comverse, Inc. (a)	190,310	5,663,626
TOTAL INFORMATION TECHNOLOGY		42,999,396
MATERIALS — 2.45% Metals & Mining — 2.45%
Horsehead Holding Corporation (a)	715,800	9,169,398
Noranda Aluminum Holding Corporation	1,596,100	5,155,403
TOTAL MATERIALS		14,324,801
UTILITIES — 4.31% Electric Utilities — 2.63%
Great Plains Energy, Inc.	614,200	13,844,068
Westar Energy, Inc.	49,100	1,569,236
		15,413,304
Independent Power Producers & Energy Traders — 1.68%
NRG Energy, Inc.	367,499	9,812,223
TOTAL UTILITIES		25,225,527
Total common stocks (Cost $487,335,644)		552,904,279
INVESTMENT COMPANIES — 4.17%
Exchange Traded Funds — 4.17%
iShares Russell 2000 Index Fund (c)	125,400	12,183,864
iShares Russell 2000 Value Index Fund (c)	142,100	12,206,390
Total investment companies (Cost $22,127,962)		24,390,254
Total long-term investments (Cost $509,463,606)		577,294,533
COLLATERAL FOR SECURITIES ON LOAN — 2.26%
Money Market Funds — 2.26%
Invesco Government Agency Portfolio, 0.02%^	13,226,446	13,226,446
Total collateral for securities on loan (Cost $13,226,446)		13,226,446
SHORT-TERM INVESTMENTS — 0.58%	Principal Amount
Time Deposits — 0.58%
Nordea Bank, 0.03%, 07/01/2013*	$3,389,076	3,389,076
Total short-term investments (Cost $3,389,076)		3,389,076
Total investments — 101.56% (Cost $526,079,128)		593,910,055
Liabilities in excess of other assets — (1.56)%		(9,133,644)
Net assets — 100.00%		$584,776,411

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Small Cap Value Fund

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $12,942,396.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2013.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Global Value Fund

Largest Equity Holdings	Percent of net assets
Direct Line Insurance Group PLC	4.17%
American International Group, Inc.	3.99%
Hewlett-Packard Company	3.55%
Vodafone Group PLC	3.46%
JPMorgan Chase & Company	3.42%
Valassis Communications, Inc.	3.29%
Bank of America Corporation	3.26%
Citigroup, Inc.	3.06%
Kosmos Energy Limited	2.58%
Total SA	2.50%
COMMON STOCKS — 99.16%	Shares Held	Value
CONSUMER DISCRETIONARY — 9.67% Auto Components — 2.26%
Cie Generale des Etablissements Michelin (f)	153	$13,680
Delphi Automotive PLC	309	15,663
Magna International, Inc.	230	16,381
		45,724
Automobiles — 2.64%
Daimler AG (f)	252	15,213
Honda Motor Company Limited (f)	500	18,575
Renault SA (f)	292	19,668
		53,456
Distributors — 0.68%
D'ieteren SA	322	13,743
Media — 4.09%
Atresmedia Corporacion de Medios de Comunicaion SA (f)	2,054	16,172
Valassis Communications, Inc.	2,709	66,614
		82,786
TOTAL CONSUMER DISCRETIONARY		195,709
CONSUMER STAPLES — 4.89% Beverages — 2.55%
Asahi Group Holdings Limited (f)	900	22,295
Britvic PLC (f)	2,449	19,107
Molson Coors Brewing Company	213	10,194
		51,596
Food & Staples Retailing — 2.34%
Carrefour SA (f)	1,347	36,997
Wal-Mart Stores, Inc.	138	10,280
		47,277
TOTAL CONSUMER STAPLES		98,873
	Shares Held	Value
ENERGY — 9.87% Oil, Gas & Consumable Fuels — 9.87%
Cobalt International Energy, Inc. (a)	1,749	$46,471
Kosmos Energy Limited (a)	5,136	52,182
Royal Dutch Shell PLC — Class B — ADR	762	50,498
Total SA — ADR	1,041	50,696
TOTAL ENERGY		199,847
FINANCIALS — 27.85% Capital Markets — 0.85%
Credit Suisse Group AG (f)	649	17,182
Commercial Banks — 3.15%
Barclays PLC (f)	4,252	18,108
SunTrust Banks, Inc.	484	15,280
Wells Fargo & Company	733	30,251
		63,639
Consumer Finance — 2.02%
Capital One Financial Corporation	652	40,952
Diversified Financial Services — 9.74%
Bank of America Corporation	5,135	66,036
Citigroup, Inc.	1,290	61,881
JPMorgan Chase & Company	1,312	69,261
		197,178
Insurance — 12.09%
The Allstate Corporation	427	20,547
American International Group, Inc. (a)	1,807	80,773
Direct Line Insurance Group PLC (f)	23,755	84,409
National Western Life Insurance Company	55	10,442
Willis Group Holdings PLC	1,192	48,610
		244,781
TOTAL FINANCIALS		563,732

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Global Value Fund

	Shares Held	Value
HEALTH CARE — 10.10% Health Care Equipment & Supplies — 0.99%
Covidien PLC	318	$19,983
Health Care Providers & Services — 3.23%
UnitedHealth Group, Inc.	503	32,936
WellPoint, Inc.	396	32,409
		65,345
Pharmaceuticals — 5.88%
AstraZeneca PLC — ADR	847	40,063
Novartis AG — ADR	336	23,759
Ono Pharmaceutical Company Limited (f)	200	13,614
Sanofi (f)	403	41,662
		119,098
TOTAL HEALTH CARE		204,426
INDUSTRIALS — 11.48% Aerospace & Defense — 5.42%
BAE Systems PLC (f)	6,870	40,008
Embraer SA — ADR	1,023	37,738
Huntington Ingalls Industries, Inc.	567	32,024
		109,770
Construction & Engineering — 1.01%
Bouygues SA (f)	802	20,436
Industrial Conglomerates — 0.45%
Siemens AG (f)	90	9,114
Machinery — 4.27%
Cummins, Inc.	328	35,575
Danieli & C Officine Meccaniche SpA (f)	1,274	19,192
KSB AG (f)	56	31,531
		86,298
Professional Services — 0.33%
Hudson Global, Inc. (a)	2,720	6,746
TOTAL INDUSTRIALS		232,364
INFORMATION TECHNOLOGY — 13.24% Computers & Peripherals — 3.55%
Hewlett-Packard Company	2,898	71,871
Electronic Equipment, Instruments & Components — 4.08%
Corning, Inc.	3,301	46,973
Nippon Electric Glass Company Limited (f)	3,000	14,604
TE Connectivity Limited	460	20,948
		82,525
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 1.03%
Marvell Technology Group Limited	1,786	$20,914
Software — 4.58%
Comverse, Inc. (a)	522	15,535
Microsoft Corporation	1,202	41,505
Oracle Corporation	1,159	35,604
		92,644
TOTAL INFORMATION TECHNOLOGY		267,954
TELECOMMUNICATION SERVICES — 5.65% Wireless Telecommunication Services — 5.65%
Mobistar SA (f)	2,140	44,481
Vodafone Group PLC — ADR	2,434	69,953
TOTAL TELECOMMUNICATION SERVICES		114,434
UTILITIES — 6.41% Electric Utilities — 3.21%
Exelon Corporation	1,473	45,486
SSE PLC (f)	837	19,383
		64,869
Independent Power Producers & Energy Traders — 1.57%
NRG Energy, Inc.	1,189	31,746
Multi-Utilities — 1.63%
Public Service Enterprise Group, Inc.	1,013	33,085
TOTAL UTILITIES		129,700
Total common stocks (Cost $1,847,590)		2,007,039
Total long-term investments (Cost $1,847,590)		2,007,039
SHORT-TERM INVESTMENTS — 1.30%	Principal Amount
Time Deposits — 1.30%
JPMorgan Chase, 0.03%, 07/01/2013*	$26,399	26,399
Total short-term investments (Cost $26,399)		26,399
Total investments — 100.46% (Cost $1,873,989)		2,033,438
Liabilities in excess of other assets — (0.46)%		(9,401)
Net assets — 100.00%		$2,024,037

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Global Value Fund

(a) — Non-income producing security.

(f) — Securities were fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $535,431, representing 26.45% of net assets. See Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Value Opportunities Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	7.45%
Valassis Communications, Inc.	5.22%
Capital One Financial Corporation	4.91%
Bank of America Corporation	4.87%
JPMorgan Chase & Company	4.85%
Direct Line Insurance Group PLC	4.33%
Wells Fargo & Company	4.30%
Wal-Mart Stores, Inc.	4.17%
Exelon Corporation	3.62%
Oracle Corporation	3.30%
COMMON STOCKS — 92.95%	Shares Held	Value
CONSUMER DISCRETIONARY — 12.40% Automobiles — 0.82%
Motors Liquidation Company GUC Trust (a)	62,500	$1,918,750
Hotels, Restaurants & Leisure — 0.15%
Lakes Entertainment, Inc. (a)	99,800	351,296
Media — 5.22%
Valassis Communications, Inc. (b)	496,400	12,206,476
Multiline Retail — 3.12%
Target Corporation	106,000	7,299,160
Specialty Retail — 2.57%
Rent-A-Center, Inc. (b)	159,900	6,004,245
Textiles, Apparel & Luxury Goods — 0.52%
Quiksilver, Inc. (a)	189,900	1,222,956
TOTAL CONSUMER DISCRETIONARY		29,002,883
CONSUMER STAPLES — 4.77% Food & Staples Retailing — 4.17%
Wal-Mart Stores, Inc.	130,900	9,750,741
Food Products — 0.44%
Overhill Farms, Inc. (a)	210,800	1,043,460
Tobacco — 0.16%
Philip Morris International, Inc.	4,300	372,466
TOTAL CONSUMER STAPLES		11,166,667
ENERGY — 6.35% Oil, Gas & Consumable Fuels — 6.35%
Cobalt International Energy, Inc. (a)	264,700	7,033,079
Kosmos Energy Limited (a)	380,600	3,866,896
Total SA — ADR	81,000	3,944,700
TOTAL ENERGY		14,844,675
FINANCIALS — 36.87% Capital Markets — 2.66%
Morgan Stanley	254,200	6,210,106
	Shares Held	Value
Commercial Banks — 4.30%
Wells Fargo & Company	243,800	$10,061,626
Consumer Finance — 4.91%
Capital One Financial Corporation	182,800	11,481,668
Diversified Financial Services — 9.72%
Bank of America Corporation	884,700	11,377,242
JPMorgan Chase & Company (b)	215,000	11,349,850
		22,727,092
Insurance — 15.28%
American International Group, Inc. (a) (b)	341,900	15,282,930
Assurant, Inc.	90,400	4,602,264
Direct Line Insurance Group PLC (f)	2,849,600	10,125,554
Global Indemnity PLC (a)	148,300	3,492,465
Unum Group	76,200	2,237,994
		35,741,207
TOTAL FINANCIALS		86,221,699
INDUSTRIALS — 13.78% Aerospace & Defense — 2.10%
Huntington Ingalls Industries, Inc.	86,766	4,900,544
Air Freight & Logistics — 0.19%
Air T, Inc.	42,900	441,012
Building Products — 1.78%
Masonite Worldwide Holdings, Inc. (a) (e)	80,200	4,170,400
Machinery — 5.43%
Danieli & C Officine Meccaniche SpA (f)	140,600	2,118,076
KSB AG (f)	11,311	6,368,765
Meritor, Inc. (a)	250,400	1,765,320
Miller Industries, Inc. (b)	159,798	2,457,693
		12,709,854
Professional Services — 0.52%
Hudson Global, Inc. (a)	490,400	1,216,192

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
Road & Rail — 3.76%
Avis Budget Group, Inc. (a)	185,400	$5,330,250
Con-way, Inc.	89,100	3,471,336
		8,801,586
TOTAL INDUSTRIALS		32,239,588
INFORMATION TECHNOLOGY — 9.69% Computers & Peripherals — 2.47%
Hewlett-Packard Company (b)	232,800	5,773,440
Electronic Equipment, Instruments & Components — 1.05%
Corning, Inc.	173,100	2,463,213
Software — 6.17%
Microsoft Corporation	194,600	6,719,538
Oracle Corporation	251,000	7,710,720
		14,430,258
TOTAL INFORMATION TECHNOLOGY		22,666,911
MATERIALS — 0.88% Metals & Mining — 0.88%
Noranda Aluminum Holding Corporation	634,500	2,049,435
TOTAL MATERIALS		2,049,435
TELECOMMUNICATION SERVICES — 2.54% Wireless Telecommunication Services — 2.54%
Mobistar SA (f)	174,200	3,620,843
Vodafone Group PLC — ADR	81,100	2,330,814
TOTAL TELECOMMUNICATION SERVICES		5,951,657
UTILITIES — 5.67% Electric Utilities — 3.62%
Exelon Corporation	274,200	8,467,296
Independent Power Producers & Energy Traders — 2.05%
NRG Energy, Inc.	179,300	4,787,310
TOTAL UTILITIES		13,254,606
Total common stocks (Cost $197,188,816)		217,398,121
INVESTMENT COMPANIES — 0.34%
Closed-End Funds — 0.34%
Boulder Total Return Fund, Inc. (a)	37,900	802,343
Total investment companies (Cost $649,328)		802,343
PREFERRED STOCKS — 0.71%
FINANCIALS — 0.71% Real Estate — 0.00%
W2007 Grace Acquisition I, Inc. (a)	1	9
	Shares Held	Value
Thrifts & Mortgage Finance — 0.71%
Federal Home Loan Mortgage Corporation — Series K (a)	33,900	$262,725
Federal Home Loan Mortgage Corporation — Series N (a)	118,600	948,800
Federal Home Loan Mortgage Corporation — Series S (a)	18,700	148,291
Federal Home Loan Mortgage Corporation — Series T (a)	37,900	295,620
		1,655,436
TOTAL FINANCIALS		1,655,445
Total preferred stocks (Cost $357,297)		1,655,445
CORPORATE BONDS — 2.97%	Principal Amount
CONSUMER DISCRETIONARY — 0.47% Household Durables — 0.47%
William Lyon Homes, Inc. 8.500%, 11/15/2020 (Acquired 11/05/2012, Cost $1,000,000) (r)	$1,000,000	1,092,500
TOTAL CONSUMER DISCRETIONARY		1,092,500
MATERIALS — 2.50% Metals & Mining — 2.50%
Horsehead Holding Corporation 10.500%, 06/01/2017 (Acquired 07/19/2012 — 10/23/2012, Cost $5,496,060) (r)	5,500,000	5,843,750
TOTAL MATERIALS		5,843,750
Total corporate bonds (Cost $6,496,060)		6,936,250
PURCHASED PUT OPTIONS — 0.65%	Contracts (100 shares per contract)
MATERIALS — 0.65% Metals & Mining — 0.65%
United States Steel Corporation (a) Expiration: January 2014, Exercise Price: $25.00	100	81,750
Expiration: January 2014, Exercise Price: $30.00	150	193,500
Expiration: January 2014, Exercise Price: $35.00	100	177,600
Expiration: January 2014, Exercise Price: $40.00	100	227,250
Expiration: January 2014, Exercise Price: $45.00	300	831,000
TOTAL MATERIALS		1,511,100
Total purchased put options (Cost $1,157,898)		1,511,100

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Value Opportunities Fund

WARRANTS — 0.91%	Shares Held	Value
FINANCIALS — 0.91% Insurance — 0.91%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $45.00	117,400	$2,141,376
TOTAL FINANCIALS		2,141,376
Total warrants (Cost $887,359)		2,141,376
Total long-term investments (Cost $206,736,758)		230,444,635
SHORT-TERM INVESTMENTS — 1.36%	Principal Amount
Time Deposits — 1.36%
Wells Fargo, 0.03%, 07/01/2013*	$3,180,130	3,180,130
Total short-term investments (Cost $3,180,130)		3,180,130
Total investments — 99.89% (Cost $209,916,888)		233,624,765
Other assets in excess of liabilities — 0.11%		257,998
Net assets — 100.00%		$233,882,763

(a) — Non-income producing security.

(b) — All or a portion of this security is segregated as collateral for bridge loan commitments.

(e)   — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of this security was $4,170,400, representing 1.78% of net assets.

(f) — Securities were fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $22,233,238, representing 9.51% of net assets. See Note 1 in Notes to the Financial Statements.

(r)   — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $6,936,250, representing 2.97% of net assets.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Capital Income Fund

Largest Issuers	Percent of net assets
Vodafone Group PLC	2.87%
Microsoft Corporation	2.86%
Royal Dutch Shell PLC - Class B	2.84%
JPMorgan Chase & Company	2.84%
Total SA	2.84%
Exelon Corporation	2.45%
Public Service Enterprise Group, Inc.	2.34%
Johnson & Johnson	2.26%
Hewlett-Packard Company	2.04%
Wells Fargo & Company	1.76%
COMMON STOCKS — 57.30%	Shares Held	Value
CONSUMER DISCRETIONARY — 5.76% Auto Components — 1.70%
Johnson Controls, Inc.	11,900	$425,901
Automobiles — 0.22%
General Motors Company (a)	874	29,113
General Motors Company — Escrow (a) (f) (i)	4,600	0
Motors Liquidation Company GUC Trust (a)	860	26,402
		55,515
Hotels, Restaurants & Leisure — 0.54%
Carnival Corporation	3,947	135,343
Media — 1.12%
Valassis Communications, Inc.	11,465	281,924
Multiline Retail — 1.15%
Target Corporation	4,214	290,176
Specialty Retail — 1.03%
Lowe's Companies, Inc.	6,357	260,001
TOTAL CONSUMER DISCRETIONARY		1,448,860
CONSUMER STAPLES — 6.39% Beverages — 2.53%
Molson Coors Brewing Company	7,163	342,821
PepsiCo, Inc.	3,565	291,581
		634,402
Food & Staples Retailing — 1.75%
Wal-Mart Stores, Inc. (c)	5,887	438,523
Food Products — 1.00%
Mondelez International, Inc.	8,839	252,177
Tobacco — 1.11%
Philip Morris International, Inc. (c)	3,234	280,129
TOTAL CONSUMER STAPLES		1,605,231
	Shares Held	Value
ENERGY — 5.68% Oil, Gas & Consumable Fuels — 5.68%
Royal Dutch Shell PLC — Class B — ADR	10,790	$715,053
Total SA — ADR	14,650	713,455
TOTAL ENERGY		1,428,508
FINANCIALS — 10.83% Commercial Banks — 2.48%
The PNC Financial Services Group, Inc.	2,489	181,498
Wells Fargo & Company	10,690	441,176
		622,674
Consumer Finance — 1.15%
Capital One Financial Corporation	4,595	288,612
Diversified Financial Services — 3.05%
Citigroup, Inc.	1,122	53,822
JPMorgan Chase & Company (c)	13,535	714,512
		768,334
Insurance — 1.86%
The Allstate Corporation	6,729	323,799
Willis Group Holdings PLC	3,525	143,750
		467,549
Real Estate Investment Trusts — 2.29%
Corrections Corporation of America	8,524	288,708
The Geo Group, Inc.	8,425	286,029
		574,737
TOTAL FINANCIALS		2,721,906
HEALTH CARE — 7.31% Health Care Equipment & Supplies — 0.30%
Medtronic, Inc.	1,447	74,477
Health Care Providers & Services — 0.63%
WellPoint, Inc.	1,937	158,524

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Capital Income Fund

	Shares Held	Value
Pharmaceuticals — 6.38%
AstraZeneca PLC — ADR	5,793	$274,009
Johnson & Johnson	6,615	567,964
Merck & Company, Inc.	2,251	104,559
Novartis AG — ADR	5,207	368,187
Sanofi — ADR	5,596	288,250
		1,602,969
TOTAL HEALTH CARE		1,835,970
INDUSTRIALS — 3.94% Aerospace & Defense — 2.77%
BAE Systems PLC — ADR	5,970	140,773
The Boeing Company	1,534	157,143
Lockheed Martin Corporation (c)	3,670	398,048
		695,964
Machinery — 1.17%
PACCAR, Inc.	2,778	149,067
Stanley Black & Decker, Inc.	1,885	145,711
		294,778
TOTAL INDUSTRIALS		990,742
INFORMATION TECHNOLOGY — 8.37% Computers & Peripherals — 2.04%
Hewlett-Packard Company	20,731	514,128
Electronic Equipment, Instruments & Components — 1.14%
TE Connectivity Limited	6,288	286,356
Semiconductors & Semiconductor Equipment — 0.58%
Texas Instruments, Inc.	4,153	144,815
Software — 4.61%
CA, Inc.	15,397	440,816
Microsoft Corporation	20,784	717,671
		1,158,487
TOTAL INFORMATION TECHNOLOGY		2,103,786
TELECOMMUNICATION SERVICES — 2.87% Wireless Telecommunication Services — 2.87%
Vodafone Group PLC — ADR	25,085	720,943
TOTAL TELECOMMUNICATION SERVICES		720,943
UTILITIES — 6.15% Electric Utilities — 3.81%
Exelon Corporation (c)	19,944	615,872
PPL Corporation	11,286	341,514
		957,386
Multi-Utilities — 2.34%
Public Service Enterprise Group, Inc.	17,981	587,259
TOTAL UTILITIES		1,544,645
Total common stocks (Cost $12,762,177)		14,400,591
INVESTMENT COMPANIES — 0.29%	Shares Held	Value
Exchange Traded Funds — 0.29%
iShares iBoxx $ High Yield Corporate Bond Fund	800	$72,688
Total investment companies (Cost $75,280)		72,688
PREFERRED STOCKS — 2.45%
FINANCIALS — 2.45% Commercial Banks — 1.27%
Countrywide Capital V, 7.000%	2,871	72,234
Morgan Stanley, 4.000% (b)	7,000	150,151
Royal Bank of Scotland Group PLC, 6.600%	4,411	96,116
		318,501
Consumer Finance — 0.30%
GMAC Capital Trust I — Series 2, 8.125% (b)	2,929	76,300
Real Estate Investment Trusts — 0.86%
Pebblebrook Hotel Trust, 8.000%	5,000	130,150
Strategic Hotels & Resorts, Inc. — Series A, 8.500%	3,632	87,168
		217,318
Thrifts & Mortgage Finance — 0.02%
Federal Home Loan Mortgage Corporation — Series Z (a)	805	3,743
TOTAL FINANCIALS		615,862
Total preferred stocks (Cost $614,280)		615,862
CONVERTIBLE PREFERRED STOCKS — 0.37%
CONSUMER DISCRETIONARY — 0.34% Auto Components — 0.34%
The Goodyear Tire & Rubber Company, 5.875%	1,740	85,713
TOTAL CONSUMER DISCRETIONARY		85,713
ENERGY — 0.03% Oil, Gas & Consumable Fuels — 0.03%
PetroQuest Energy, Inc., 6.875%	250	7,531
TOTAL ENERGY		7,531
Total convertible preferred stocks (Cost $90,132)		93,244
CONVERTIBLE BONDS — 0.56%	Principal Amount
CONSUMER DISCRETIONARY — 0.20% Leisure Equipment & Products — 0.20%
JAKKS Pacific, Inc. 4.500%, 11/01/2014	$50,000	50,500
TOTAL CONSUMER DISCRETIONARY		50,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
INDUSTRIALS — 0.36% Machinery — 0.36%
Meritor, Inc. 7.875%, 03/01/2026 (Acquired 11/29/2012, Cost $18,099) (r)	$20,000	$24,413
4.000%, 02/15/2027 (b)	73,000	64,879
TOTAL INDUSTRIALS		89,292
Total convertible bonds (Cost $134,844)		139,792
CORPORATE BONDS & ASSET-BACKED SECURITIES — 36.40%
CONSUMER DISCRETIONARY — 8.44% Auto Components — 0.81%
Allison Transmission, Inc. 7.125%, 05/15/2019 (Acquired 05/09/2011 — 04/12/2013, Cost $65,117) (r)	62,000	65,875
American Axle & Manufacturing, Inc. 7.750%, 11/15/2019	51,000	56,355
Stoneridge, Inc. 9.500%, 10/15/2017 (Acquired 12/31/2010 — 05/29/2013, Cost $80,331) (i) (r)	75,000	80,625
		202,855
Automobiles — 0.52%
Chrysler Group LLC 8.250%, 06/15/2021	75,000	83,156
General Motors Financial Company, Inc. 3.250%, 05/15/2018 (Acquired 05/07/2013, Cost $50,000) (r)	50,000	48,750
		131,906
Hotels, Restaurants & Leisure — 1.63%
CKE Restaurants, Inc. 11.375%, 07/15/2018	5,000	5,181
El Pollo Loco, Inc. 17.000%, 01/01/2018 (Acquired 03/12/2013 — 04/24/2013, Cost $72,800) (i) (p) (r)	70,000	74,551
MGM Resorts International 7.750%, 03/15/2022	70,000	76,388
RHP Hotel Properties LP/RHP Finance Corporation 5.000%, 04/15/2021 (Acquired 03/27/2013 — 06/04/2013, Cost $80,669) (r)	80,000	78,000
Ruby Tuesday, Inc. 7.625%, 05/15/2020	90,000	90,000
Shearer's Foods LLC/Chip Finance Corporation 9.000%, 11/01/2019 (Acquired 10/24/2012 — 06/26/2013, Cost $85,171) (r)	80,000	85,000
		409,120
	Principal Amount	Value
Household Durables — 0.83%
M/I Homes, Inc. 8.625%, 11/15/2018	$40,000	$43,600
Weekley Homes LLC/Weekley Finance Corporation 6.000%, 02/01/2023 (Acquired 01/28/2013 — 06/07/2013, Cost $76,799) (r)	75,000	74,063
William Lyon Homes, Inc. 8.500%, 11/15/2020 (Acquired 11/05/2012 — 06/24/2013, Cost $88,212) (r)	84,000	91,770
		209,433
Leisure Equipment & Products — 1.33%
BC Mountain LLC/BC Mountain Finance, Inc. 7.000%, 02/01/2021 (Acquired 01/25/2013 — 06/12/2013, Cost $77,459) (r)	75,000	76,688
CityCenter Holdings LLC/CityCenter Finance Corporation 10.750%, 01/15/2017 (p)	84,510	91,693
MCE Finance Limited 5.000%, 02/15/2021 (Acquired 02/06/2013 — 06/12/2013, Cost $100,598) (r)	101,000	94,940
Seven Seas Cruises S de RL LLC 9.125%, 05/15/2019	67,000	71,355
		334,676
Media — 2.01%
CCO Holdings LLC/CCO Holdings Capital Corporation 7.375%, 06/01/2020	96,000	104,880
Entercom Radio LLC 10.500%, 12/01/2019	50,000	56,375
Lynx II Corporation 6.375%, 04/15/2023 (Acquired 02/07/2013 — 03/14/2013, Cost $41,238) (r)	40,000	40,500
MDC Partners, Inc. 6.750%, 04/01/2020 (Acquired 03/15/2013, Cost $63,170) (r)	62,000	62,155
Nara Cable Funding Limited 8.875%, 12/01/2018 (Acquired 02/28/2013 — 04/02/2013, Cost $66,450) (r)	63,000	65,835
Townsquare Radio LLC/Townsquare Radio, Inc. 9.000%, 04/01/2019 (Acquired 03/30/2012 — 04/29/2013, Cost $80,155) (r)	75,000	80,250
Valassis Communications, Inc. 6.625%, 02/01/2021	95,000	93,575
		503,570

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Multiline Retail — 1.07%
99 Cents Only Stores 11.000%, 12/15/2019	$60,000	$68,100
CST Brands, Inc. 5.000%, 05/01/2023 (Acquired 04/25/2013, Cost $86,006) (r)	84,000	82,320
Dillard's, Inc. 6.625%, 01/15/2018	25,000	27,625
7.130%, 08/01/2018	80,000	91,000
		269,045
Textiles, Apparel & Luxury Goods — 0.24%
Quiksilver, Inc. 6.875%, 04/15/2015	60,000	59,100
TOTAL CONSUMER DISCRETIONARY		2,119,705
CONSUMER STAPLES — 1.10% Food Products — 0.79%
Post Holdings, Inc. 7.375%, 02/15/2022	103,000	110,725
Wells Enterprises, Inc. 6.750%, 02/01/2020 (Acquired 01/15/2013 — 05/06/2013, Cost $86,917) (r)	83,000	87,150
		197,875
Household Products — 0.31%
FGI Operating Company LLC/FGI Finance, Inc. 7.875%, 05/01/2020 (Acquired 04/12/2012 — 04/12/2013, Cost $78,663) (r)	75,000	78,000
TOTAL CONSUMER STAPLES		275,875
	Principal Amount	Value
ENERGY — 5.74% Energy Equipment & Services — 3.54%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	$85,000	$88,613
Bill Barrett Corporation 7.000%, 10/15/2022	85,000	85,425
Bonanza Creek Energy, Inc. 6.750%, 04/15/2021 (Acquired 04/04/2013 — 06/19/2013, Cost $80,185) (r)	78,000	78,975
Gastar Exploration USA, Inc. 8.625%, 05/15/2018 (Acquired 05/10/2013 — 06/17/2013, Cost $78,379) (i) (r)	78,000	75,270
Globe Luxembourg SCA 9.625%, 05/01/2018 (Acquired 05/02/2013, Cost $56,075) (r)	58,000	56,802
Gulfport Energy Corporation 7.750%, 11/01/2020 (Acquired 10/17/2012 — 05/01/2013, Cost $117,309) (r)	115,000	117,012
Lone Pine Resources Canada Limited 10.375%, 02/15/2017	25,000	18,250
PHI, Inc. 8.625%, 10/15/2018	109,000	116,085
Shale-Inland Holdings LLC/Shale-Inland Finance Corporation 8.750%, 11/15/2019 (Acquired 10/26/2012 — 04/23/2013, Cost $65,883) (r)	65,000	66,625
Shelf Drilling Holdings Limited 8.625%, 11/01/2018 (Acquired 10/10/2012 — 06/04/2013, Cost $114,741) (r)	110,000	114,950
Unit Corporation 6.625%, 05/15/2021	70,000	71,750
		889,757

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Oil, Gas & Consumable Fuels — 2.20%
Comstock Resources, Inc. 9.500%, 06/15/2020	$68,000	$73,780
Holly Energy Partners LP/Holly Energy Finance Corporation 6.500%, 03/01/2020	79,000	79,988
NGPL PipeCo LLC 9.625%, 06/01/2019 (Acquired 05/22/2012 — 05/02/2013, Cost $95,352) (r)	87,000	90,480
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, 03/15/2018	73,000	76,103
PBF Holding Company LLC/PBF Finance Corporation 8.250%, 02/15/2020	40,000	42,100
PetroQuest Energy, Inc. 10.000%, 09/01/2017	55,000	56,375
10.000%, 09/01/2017 (Acquired 06/28/2013, Cost $15,000) (r)	15,000	15,000
Stone Energy Corporation 7.500%, 11/15/2022	114,000	118,559
		552,385
TOTAL ENERGY		1,442,142
FINANCIALS — 2.18% Commercial Banks — 0.83%
Aircastle Limited 6.250%, 12/01/2019	102,000	106,462
CIT Group, Inc. 5.500%, 02/15/2019 (Acquired 04/04/2013 — 06/17/2013, Cost $109,016) (r)	100,000	103,750
		210,212
Consumer Finance — 0.81%
Ally Financial, Inc. 7.250%, 09/15/2017	21,000	20,904
Credit Acceptance Corporation 9.125%, 02/01/2017	65,000	69,063
SLM Corporation 8.000%, 03/25/2020	104,000	112,970
		202,937
Diversified Financial Services — 0.18%
PHH Corporation 9.250%, 03/01/2016	40,000	44,700
Insurance — 0.36%
Prudential Financial, Inc. 5.875%, 09/15/2042 (b)	90,000	90,450
TOTAL FINANCIALS		548,299
	Principal Amount	Value
HEALTH CARE — 2.88% Health Care Providers & Services — 1.76%
Air Medical Group Holdings, Inc. 9.250%, 11/01/2018	$68,000	$73,610
Capella Healthcare, Inc. 9.250%, 07/01/2017	65,000	69,063
Envision Healthcare Corporation 8.125%, 06/01/2019	50,000	53,375
Envision Healthcare Holdings, Inc. 9.250%, 10/01/2017 (Acquired 09/24/2012, Cost $19,495) (p) (r)	20,000	20,350
HCA, Inc. 6.500%, 02/15/2020	117,000	126,871
Universal Hospital Services, Inc. 7.625%, 08/15/2020	95,000	99,750
		443,019
Health Care Technology — 0.69%
DJO Finance LLC/DJO Finance Corporation 8.750%, 03/15/2018	50,000	54,250
Grifols, Inc. 8.250%, 02/01/2018	55,000	59,400
STHI Holding Corporation 8.000%, 03/15/2018 (Acquired 03/11/2011 — 05/09/2013, Cost $58,513) (r)	55,000	59,675
		173,325
Pharmaceuticals — 0.43%
ConvaTec Healthcare E SA 10.500%, 12/15/2018 (Acquired 12/31/2010 — 04/29/2013, Cost $63,547) (r)	60,000	65,850
VPII Escrow Corporation 7.500%, 07/15/2021 (Acquired 06/27/2013 — 06/28/2013, Cost $41,949) (d) (r)	41,000	42,486
		108,336
TOTAL HEALTH CARE		724,680
INDUSTRIALS — 5.99% Aerospace & Defense — 0.34%
Huntington Ingalls Industries, Inc. 7.125%, 03/15/2021	79,000	85,320

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Airlines — 1.09%
America West Airlines Pass Through Trust — Series 2001-1 7.100%, 04/02/2021	$54,096	$57,341
Continental Airlines, Inc. Pass Through Trust — Series 2003-ERJ1 7.875%, 07/02/2018	53,444	55,048
Delta Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 8.021%, 08/10/2022	52,189	57,277
United Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 7.336%, 07/02/2019 (Acquired 02/23/2012 — 08/29/2012, Cost $40,492) (e) (i)	41,201	42,437
US Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019	54,960	59,631
		271,734
Building Products — 1.03%
Building Materials Corporation of America 6.750%, 05/01/2021 (Acquired 11/21/2011 — 06/12/2013, Cost $94,941) (r)	90,000	95,849
Masonite International Corporation 8.250%, 04/15/2021 (Acquired 03/06/2012 — 06/07/2013, Cost $68,696) (r)	65,000	70,363
Roofing Supply Group LLC/Roofing Supply Finance, Inc. 10.000%, 06/01/2020 (Acquired 05/24/2012 — 06/25/2013, Cost $91,537) (r)	85,000	92,862
		259,074
Commercial Services & Supplies — 0.96%
International Lease Finance Corporation 6.750%, 09/01/2016 (Acquired 12/20/2012, Cost $32,335) (r)	29,000	31,465
8.250%, 12/15/2020	46,000	51,808
United Rentals North America, Inc. 8.250%, 02/01/2021	80,000	88,000
Zachry Holdings, Inc. 7.500%, 02/01/2020 (Acquired 01/18/2013 — 03/14/2013, Cost $68,390) (i) (r)	67,000	69,345
		240,618
Construction & Engineering — 0.68%
RSI Home Products, Inc. 6.875%, 03/01/2018 (Acquired 02/15/2013 — 06/25/2013, Cost $83,566) (r)	82,000	84,255
Tutor Perini Corporation 7.625%, 11/01/2018	84,000	87,780
		172,035
	Principal Amount	Value
Electrical Equipment — 0.30%
General Cable Corporation 5.750%, 10/01/2022 (Acquired 02/06/2013 — 04/26/2013, Cost $77,625) (r)	$75,000	$74,625
Industrial Conglomerates — 0.26%
Actuant Corporation 5.625%, 06/15/2022	65,000	66,138
Machinery — 0.97%
Mcron Finance Sub LLC/Mcron Finance Corporation 8.375%, 05/15/2019 (Acquired 04/20/2012 — 05/29/2013, Cost $87,711) (r)	84,000	86,100
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.750%, 02/01/2019 (Acquired 01/24/2013 — 03/28/2013, Cost $75,025) (r)	75,000	72,000
Victor Technologies Group, Inc. 9.000%, 12/15/2017	80,000	86,600
		244,700
Road & Rail — 0.36%
Florida East Coast Railway Corporation 8.125%, 02/01/2017	85,000	90,313
TOTAL INDUSTRIALS		1,504,557
INFORMATION TECHNOLOGY — 1.97% Communications Equipment — 0.29%
Nokia OYJ 5.375%, 05/15/2019	75,000	73,313
Electronic Equipment, Instruments & Components — 1.06%
CommScope Holding Company, Inc. 6.625%, 06/01/2020 (Acquired 05/22/2013 — 06/26/2013, Cost $69,454) (p) (r)	70,000	67,199
Freescale Semiconductor, Inc. 9.250%, 04/15/2018 (Acquired 12/31/2010 — 04/23/2013, Cost $53,545) (r)	50,000	54,124
8.050%, 02/01/2020	45,000	45,788
NXP BV/NXP Funding LLC 5.750%, 02/15/2021 (Acquired 01/31/2013 — 02/11/2013, Cost $47,436) (r)	47,000	47,823
5.750%, 03/15/2023 (Acquired 05/06/2013 — 06/11/2013, Cost $52,689) (r)	50,000	50,500
		265,434

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Software — 0.62%
Ceridian Corporation 8.875%, 07/15/2019 (Acquired 06/28/2012 — 08/07/2012, Cost $41,546) (r)	$40,000	$44,650
First Data Corporation 8.875%, 08/15/2020 (Acquired 12/31/2010 — 04/22/2013, Cost $69,028) (r)	65,000	71,175
10.000%, 01/15/2022 (Acquired 11/19/2012 — 04/03/2013, Cost $39,756) (p) (r)	38,884	40,148
		155,973
TOTAL INFORMATION TECHNOLOGY		494,720
MATERIALS — 6.32% Chemicals — 2.46%
Hexion US Finance Corporation 6.625%, 04/15/2020 (Acquired 01/16/2013 — 04/03/2013, Cost $48,641) (r)	48,000	48,120
Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC 8.875%, 02/01/2018	70,000	71,750
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 05/28/2013, Cost $52,378) (r)	51,000	51,956
Momentive Performance Materials, Inc. 8.875%, 10/15/2020	65,000	68,250
10.000%, 10/15/2020	55,000	57,475
OMNOVA Solutions, Inc. 7.875%, 11/01/2018	85,000	88,825
Perstorp Holding AB 8.750%, 05/15/2017 (Acquired 11/09/2012 — 06/07/2013, Cost $92,400) (r)	90,000	90,450
Taminco Global Chemical Corporation 9.750%, 03/31/2020 (Acquired 01/20/2012 — 06/17/2013, Cost $42,008) (r)	65,000	72,719
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV 7.375%, 05/01/2021 (Acquired 01/16/2013 — 05/07/2013, Cost $71,511) (r)	69,000	70,639
		620,184
Containers & Packaging — 0.22%
Tekni-Plex, Inc. 9.750%, 06/01/2019 (Acquired 05/10/2012 — 04/01/2013, Cost $54,200) (r)	52,000	55,510
	Principal Amount	Value
Metals & Mining — 2.47%
AM Castle & Company 12.750%, 12/15/2016	$49,000	$56,595
Atkore International, Inc. 9.875%, 01/01/2018	82,000	87,330
Century Aluminum Company 7.500%, 06/01/2021 (Acquired 05/23/2013 — 06/20/2013, Cost $73,863) (r)	75,000	73,031
Horsehead Holding Corporation 10.500%, 06/01/2017 (Acquired 07/19/2012 — 05/23/2013, Cost $77,282) (r)	75,000	79,688
Kaiser Aluminum Corporation 8.250%, 06/01/2020	62,000	68,975
Noranda Aluminum Acquisition Corporation 11.000%, 06/01/2019 (Acquired 03/01/2013 — 04/24/2013, Cost $75,219) (i) (r)	75,000	71,625
Rain CII Carbon LLC/CII Carbon Corporation 8.000%, 12/01/2018 (Acquired 12/31/2010 — 09/06/2012, Cost $51,219) (r)	50,000	51,500
8.250%, 01/15/2021 (Acquired 12/14/2012 — 03/15/2013, Cost $46,918) (r)	45,000	45,225
SunCoke Energy, Inc. 7.625%, 08/01/2019	82,000	85,485
		619,454
Paper & Forest Products — 1.17%
Appvion, Inc. 11.250%, 12/15/2015	25,000	27,875
Neenah Paper, Inc. 5.250%, 05/15/2021 (i)	80,000	78,400
Sappi Papier Holding GmbH 7.750%, 07/15/2017 (Acquired 09/17/2012 — 05/29/2013, Cost $80,864) (r)	75,000	79,500
Verso Paper Holdings LLC/Verso Paper, Inc. 11.750%, 01/15/2019	80,000	82,800
8.750%, 02/01/2019	55,000	24,613
		293,188
TOTAL MATERIALS		1,588,336
TELECOMMUNICATION SERVICES — 0.54% Diversified Telecommunication Services — 0.24%
Sable International Finance Limited 8.750%, 02/01/2020 (Acquired 01/20/2012 — 03/20/2013, Cost $58,362) (r)	54,000	59,670

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Wireless Telecommunication Services — 0.30%
Wind Acquisition Finance SA 7.250%, 02/15/2018 (Acquired 06/12/2012 — 03/01/2013, Cost $18,745) (r)	$20,000	$20,250
Wind Acquisition Holdings Finance SA 12.250%, 07/15/2017 (Acquired 07/05/2011 — 02/06/2013, Cost $57,547) (p) (r)	55,224	55,914
		76,164
TOTAL TELECOMMUNICATION SERVICES		135,834
UTILITIES — 1.24% Electric Utilities — 0.69%
Dynegy, Inc. 5.875%, 06/01/2023 (Acquired 05/15/2013 — 06/13/2013, Cost $84,669) (r)	85,000	77,563
Energy Future Intermediate Holding Company LLC/EFIH Finance, Inc. 10.000%, 12/01/2020 (Acquired 12/31/2010 — 04/22/2013, Cost $95,159) (r)	88,000	96,580
		174,143
Independent Power Producers & Energy Traders — 0.55%
GenOn Americas Generation LLC 8.500%, 10/01/2021	68,000	73,440
NRG Energy, Inc. 7.875%, 05/15/2021	60,000	64,350
		137,790
TOTAL UTILITIES		311,933
Total corporate bonds & asset-backed securities (Cost $9,130,769)		9,146,081
TERM LOANS — 0.40%
Department Stores — 0.40%
J.C. Penney Corporation, Inc. 6.000%, 05/22/2018	100,000	100,321
TOTAL CONSUMER DISCRETIONARY		100,321
Total term loans (Cost $99,500)		100,321
Total long-term investments (Cost $22,906,982)		24,568,579
SHORT-TERM INVESTMENTS — 1.58%
Time Deposits — 1.58%
Citibank, 0.03%, 07/01/2013*	397,026	397,026
Total short-term investments (Cost $397,026)		397,026
Total investments — 99.35% (Cost $23,304,008)		24,965,605
Other assets in excess of liabilities — 0.65%		164,141
Net assets — 100.00%		$25,129,746

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2013.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(d) — Delayed delivery security.

(e) — Restricted security not registered under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of this security was $42,437, representing 0.17% of net assets.

(f) — Fair valued security. The total market value of this security was $0, representing 0.00% of net assets.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $4,350,533, representing 17.31% of net assets.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley High Yield Fund

Largest Issuers	Percent of net assets
US Airways Group, Inc.	2.05%
Wind Acquisition Holdings, Inc.	1.43%
United Continental Holdings, Inc.	1.37%
NXP BV	1.35%
Hexion US Finance Corporation	1.22%
Gulfport Energy Corporation	1.19%
HCA, Inc.	1.17%
Momentive Performance Materials, Inc.	1.16%
J.C. Penney Corporation, Inc.	1.14%
First Data Corporation	1.12%
CORPORATE BONDS & ASSET- BACKED SECURITIES — 89.14%	Principal Amount	Value
Aerospace/Defense — 0.67%
Huntington Ingalls Industries, Inc. 7.125%, 03/15/2021 (c)	$6,823,000	$7,368,840
Airlines — 3.91%
America West Airlines Pass Through Trust — Series 2001-1 7.100%, 04/02/2021	5,818,646	6,167,765
Continental Airlines, Inc. Pass Through Trust — Series 2003-ERJ1 7.875%, 07/02/2018	5,993,189	6,172,985
Delta Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 8.021%, 08/10/2022	4,840,653	5,312,617
United Air Lines, Inc. Pass Through Trust — Class B — Series 2007-1 7.336%, 07/02/2019 (Acquired 06/23/2010 — 05/22/2013, Cost $8,506,158) (e) (i)	8,592,234	8,850,001
US Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019	7,289,741	7,909,369
US Airways Pass Through Trust — Class C — Series 2012-1 9.125%, 10/01/2015	7,993,931	8,473,567
		42,886,304
Apparel/Textiles — 0.50%
Quiksilver, Inc. 6.875%, 04/15/2015	5,551,000	5,467,735
Auto Loans — 0.67%
Credit Acceptance Corporation 9.125%, 02/01/2017	6,900,000	7,331,250
	Principal Amount	Value
Auto Parts & Equipment — 1.78%
Allison Transmission, Inc. 7.125%, 05/15/2019 (Acquired 04/27/2011 — 04/12/2013, Cost $6,429,973) (r)	$6,218,000	$6,606,625
American Axle & Manufacturing, Inc. 7.750%, 11/15/2019	4,576,000	5,056,480
Stoneridge, Inc. 9.500%, 10/15/2017 (Acquired 09/24/2010 — 05/29/2013, Cost $7,803,164) (i) (r)	7,365,000	7,917,375
		19,580,480
Automakers — 0.88%
Chrysler Group LLC 8.250%, 06/15/2021 (c)	8,680,000	9,623,950
Banking — 0.20%
Ally Financial, Inc. 7.250%, 09/15/2017	2,182,000	2,172,026
Building & Construction — 3.51%
M/I Homes, Inc. 8.625%, 11/15/2018	4,525,000	4,932,250
Tutor Perini Corporation 7.625%, 11/01/2018	8,415,000	8,793,675
Weekley Homes LLC/Weekley Finance Corporation 6.000%, 02/01/2023 (Acquired 01/28/2013 — 06/07/2013, Cost $8,148,669) (r)	7,963,000	7,863,462
William Lyon Homes, Inc. 8.500%, 11/15/2020 (Acquired 11/05/2012 — 06/24/2013, Cost $8,620,851) (r)	8,194,000	8,951,945
Zachry Holdings, Inc. 7.500%, 02/01/2020 (Acquired 01/18/2013 — 05/22/2013, Cost $7,906,478) (i) (r)	7,746,000	8,017,110
		38,558,442

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Building Materials — 2.27%
Building Materials Corporation of America 6.750%, 05/01/2021 (Acquired 08/26/2011 — 06/12/2013, Cost $9,376,244) (r)	$9,111,000	$9,703,215
Masonite International Corporation 8.250%, 04/15/2021 (Acquired 09/06/2011 — 06/07/2013, Cost $6,992,367) (r)	6,780,000	7,339,350
Roofing Supply Group LLC/Roofing Supply Finance, Inc. 10.000%, 06/01/2020 (Acquired 05/24/2012 — 05/30/2013, Cost $7,725,597) (r)	7,255,000	7,926,087
		24,968,652
Chemicals — 6.36%
Hexion US Finance Corporation 6.625%, 04/15/2020 (Acquired 01/16/2013 — 04/03/2013, Cost $5,850,934) (r)	5,812,000	5,826,530
Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC 8.875%, 02/01/2018 (c)	7,420,000	7,605,500
Momentive Performance Materials, Inc. 8.875%, 10/15/2020	6,918,000	7,263,900
10.000%, 10/15/2020	5,270,000	5,507,150
OMNOVA Solutions, Inc. 7.875%, 11/01/2018	8,435,000	8,814,575
Perstorp Holding AB 8.750%, 05/15/2017 (Acquired 11/09/2012 — 06/11/2013, Cost $10,385,575) (r)	10,160,000	10,210,800
Taminco Global Chemical Corporation 9.750%, 03/31/2020 (Acquired 01/20/2012 — 06/25/2013, Cost $6,230,758) (r)	6,945,000	7,769,718
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.750%, 02/01/2019 (Acquired 01/24/2013 — 04/29/2013, Cost $8,096,525) (r)	8,095,000	7,771,200
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV 7.375%, 05/01/2021 (Acquired 01/16/2013 — 06/20/2013, Cost $9,074,240) (r)	8,829,000	9,038,689
		69,808,062
	Principal Amount	Value
Consumer/Commercial/Lease Financing — 3.45%
Aircastle Limited 6.250%, 12/01/2019	$8,280,000	$8,642,250
CIT Group, Inc. 5.500%, 02/15/2019 (Acquired 05/24/2012 — 06/17/2013, Cost $10,679,256) (r)	10,322,000	10,709,075
International Lease Finance Corporation 6.750%, 09/01/2016 (Acquired 06/27/2012 — 06/28/2012, Cost $2,509,954) (r)	2,356,000	2,556,260
8.250%, 12/15/2020	5,579,000	6,283,349
SLM Corporation 8.000%, 03/25/2020	8,892,000	9,658,935
		37,849,869
Consumer — Products — 0.73%
FGI Operating Company LLC/FGI Finance, Inc. 7.875%, 05/01/2020 (Acquired 04/12/2012 — 05/22/2012, Cost $8,025,112) (r)	7,682,000	7,989,280
Department Stores — 0.98%
Dillard's, Inc. 6.625%, 01/15/2018	3,398,000	3,754,790
7.130%, 08/01/2018	6,174,000	7,022,925
		10,777,715
Discount Stores — 0.73%
99 Cents Only Stores 11.000%, 12/15/2019	7,050,000	8,001,750
Diversified Capital Goods — 1.83%
Actuant Corporation 5.625%, 06/15/2022	6,058,000	6,164,015
AM Castle & Company 12.750%, 12/15/2016	5,025,000	5,803,875
General Cable Corporation 5.750%, 10/01/2022 (Acquired 02/06/2013 — 04/26/2013, Cost $8,420,866) (r)	8,133,000	8,092,335
		20,060,225
Electric — Generation — 3.16%
Dynegy, Inc. 5.875%, 06/01/2023 (Acquired 05/15/2013 — 06/17/2013, Cost $8,759,136) (r)	8,770,000	8,002,625
Energy Future Intermediate Holding Company LLC/EFIH Finance, Inc. 10.000%, 12/01/2020 (Acquired 11/16/2009 — 05/22/2013, Cost $11,317,467) (r)	10,402,000	11,416,195
GenOn Americas Generation LLC 8.500%, 10/01/2021	8,733,000	9,431,640
NRG Energy, Inc. 7.875%, 05/15/2021 (c)	5,447,000	5,841,908
		34,692,368

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Electronics — 3.07%
Freescale Semiconductor, Inc. 9.250%, 04/15/2018 (Acquired 04/20/2010 — 04/23/2013, Cost $5,450,700) (r)	$5,232,000	$5,663,640
8.050%, 02/01/2020	4,760,000	4,843,300
Nokia OYJ 5.375%, 05/15/2019	8,510,000	8,318,525
NXP BV/NXP Funding LLC 5.750%, 02/15/2021 (Acquired 01/31/2013 — 02/11/2013, Cost $6,257,004) (r)	6,190,000	6,298,325
5.750%, 03/15/2023 (Acquired 05/06/2013 — 06/18/2013, Cost $7,850,459) (r)	8,482,000	8,566,820
		33,690,610
Energy — Exploration & Production — 6.68%
Bill Barrett Corporation 7.000%, 10/15/2022	9,391,000	9,437,955
Bonanza Creek Energy, Inc. 6.750%, 04/15/2021 (Acquired 04/04/2013 — 06/19/2013, Cost $8,312,621) (r)	8,084,000	8,185,050
Comstock Resources, Inc. 9.500%, 06/15/2020	9,106,000	9,880,010
Gastar Exploration USA, Inc. 8.625%, 05/15/2018 (Acquired 05/10/2013 — 06/17/2013, Cost $8,014,928) (i) (r)	7,970,000	7,691,050
Gulfport Energy Corporation 7.750%, 11/01/2020 (Acquired 10/17/2012 — 05/06/2013, Cost $13,128,257) (r)	12,854,000	13,078,945
Lone Pine Resources Canada Limited 10.375%, 02/15/2017	3,325,000	2,427,250
PetroQuest Energy, Inc. 10.000%, 09/01/2017 (Acquired 06/28/2013, Cost $3,385,000) (r)	3,385,000	3,385,000
10.000%, 09/01/2017	7,685,000	7,877,125
Stone Energy Corporation 7.500%, 11/15/2022	10,886,000	11,321,440
		73,283,825
Food — Wholesale — 2.31%
Post Holdings, Inc. 7.375%, 02/15/2022	8,098,000	8,705,350
Shearer's Foods LLC/Chip Finance Corporation 9.000%, 11/01/2019 (Acquired 10/24/2012 — 06/26/2013, Cost $8,277,316) (r)	7,814,000	8,302,375
Wells Enterprises, Inc. 6.750%, 02/01/2020 (Acquired 01/15/2013 — 03/06/2013, Cost $8,242,882) (r)	7,961,000	8,359,050
		25,366,775
	Principal Amount	Value
Forestry/Paper — 2.99%
Appvion, Inc. 11.250%, 12/15/2015	$3,985,000	$4,443,275
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 05/23/2013, Cost $8,294,828) (i) (r)	8,220,000	8,055,600
Sappi Papier Holding GmbH 7.750%, 07/15/2017 (Acquired 06/20/2012 — 06/17/2013, Cost $9,053,755) (r)	8,625,000	9,142,500
Verso Paper Holdings LLC/Verso Paper, Inc. 11.750%, 01/15/2019	8,245,000	8,533,575
8.750%, 02/01/2019	5,845,000	2,615,638
		32,790,588
Gaming — 2.45%
CityCenter Holdings LLC/CityCenter Finance Corporation 10.750%, 01/15/2017 (p)	8,689,699	9,428,323
MCE Finance Limited 5.000%, 02/15/2021 (Acquired 01/29/2013 — 06/12/2013, Cost $10,378,011) (r)	10,359,000	9,737,460
MGM Resorts International 7.750%, 03/15/2022	7,095,000	7,742,419
		26,908,202
Gas Distribution — 2.32%
Holly Energy Partners LP/Holly Energy Finance Corporation 6.500%, 03/01/2020	7,670,000	7,765,875
NGPL PipeCo LLC 9.625%, 06/01/2019 (Acquired 05/22/2012 — 05/02/2013, Cost $9,747,853) (r)	9,008,000	9,368,320
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, 03/15/2018 (c)	7,982,000	8,321,235
		25,455,430
Health Facilities — 1.82%
Capella Healthcare, Inc. 9.250%, 07/01/2017	6,418,000	6,819,125
HCA, Inc. 6.500%, 02/15/2020	11,859,000	12,859,603
Surgical Care Affiliates, Inc. 8.875%, 07/15/2015 (Acquired 02/17/2012, Cost $297,057) (i) (r)	296,981	298,466
		19,977,194

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Health Services — 2.88%
Air Medical Group Holdings, Inc. 9.250%, 11/01/2018	$7,056,000	$7,638,120
Envision Healthcare Corporation 8.125%, 06/01/2019 (c)	4,942,000	5,275,585
Envision Healthcare Holdings, Inc. 9.250%, 10/01/2017 (Acquired 09/24/2012, Cost $2,044,088) (p) (r)	2,097,000	2,133,698
STHI Holding Corporation 8.000%, 03/15/2018 (Acquired 03/11/2011 — 05/09/2013, Cost $5,862,414) (r)	5,625,000	6,103,125
Universal Hospital Services, Inc. 7.625%, 08/15/2020	9,973,000	10,471,650
		31,622,178
Hotels — 0.69%
RHP Hotel Properties LP/RHP Finance Corporation 5.000%, 04/15/2021 (Acquired 03/27/2013 — 06/25/2013, Cost $7,822,554) (r)	7,771,000	7,576,725
Household & Leisure Products — 1.44%
BC Mountain LLC/BC Mountain Finance, Inc. 7.000%, 02/01/2021 (Acquired 01/25/2013 — 06/12/2013, Cost $7,804,430) (r)	7,629,000	7,800,653
RSI Home Products, Inc. 6.875%, 03/01/2018 (Acquired 02/15/2013 — 06/20/2013, Cost $7,886,064) (r)	7,768,000	7,981,620
		15,782,273
Leisure — 0.65%
Seven Seas Cruises S de RL LLC 9.125%, 05/15/2019	6,734,000	7,171,710
Machinery — 1.27%
Mcron Finance Sub LLC/Mcron Finance Corporation 8.375%, 05/15/2019 (Acquired 04/20/2012 — 05/29/2013, Cost $7,625,093) (r)	7,385,000	7,569,625
Victor Technologies Group, Inc. 9.000%, 12/15/2017	5,884,000	6,369,430
		13,939,055
Media — Broadcast — 1.33%
Entercom Radio LLC 10.500%, 12/01/2019	5,108,000	5,759,270
Townsquare Radio LLC/Townsquare Radio, Inc. 9.000%, 04/01/2019 (Acquired 03/30/2012 — 05/22/2013, Cost $8,753,132) (r)	8,215,000	8,790,050
		14,549,320
	Principal Amount	Value
Media — Cable — 2.58%
CCO Holdings LLC/CCO Holdings Capital Corporation 7.375%, 06/01/2020	$9,090,000	$9,930,825
Lynx II Corporation 6.375%, 04/15/2023 (Acquired 02/07/2013 — 06/13/2013, Cost $9,448,773) (r)	9,045,000	9,158,063
Nara Cable Funding Limited 8.875%, 12/01/2018 (Acquired 02/28/2013 — 06/20/2013, Cost $9,235,286) (r)	8,832,000	9,229,440
		28,318,328
Media — Services — 0.69%
MDC Partners, Inc. 6.750%, 04/01/2020 (Acquired 03/15/2013 — 05/22/2013, Cost $7,716,233) (r)	7,559,000	7,577,897
Medical Products — 1.10%
DJO Finance LLC/DJO Finance Corporation 8.750%, 03/15/2018	6,099,000	6,617,415
Grifols, Inc. 8.250%, 02/01/2018	5,060,000	5,464,800
		12,082,215
Metals/Mining Excluding Steel — 5.52%
Century Aluminum Company 7.500%, 06/01/2021 (Acquired 05/23/2013 — 06/20/2013, Cost $7,707,851) (r)	7,835,000	7,629,331
Horsehead Holding Corporation 10.500%, 06/01/2017 (Acquired 07/19/2012 — 05/23/2013, Cost $8,166,592) (r)	7,940,000	8,436,250
Kaiser Aluminum Corporation 8.250%, 06/01/2020	7,542,000	8,390,475
Noranda Aluminum Acquisition Corporation 11.000%, 06/01/2019 (Acquired 03/01/2013 — 05/22/2013, Cost $8,882,450) (i) (r)	8,890,000	8,489,950
Rain CII Carbon LLC/CII Carbon Corporation 8.000%, 12/01/2018 (Acquired 11/23/2010 — 09/06/2012, Cost $6,685,335) (r)	6,557,000	6,753,710
8.250%, 01/15/2021 (Acquired 12/14/2012 — 03/15/2013, Cost $4,365,775) (r)	4,225,000	4,246,125
Shale-Inland Holdings LLC/Shale-Inland Finance Corporation 8.750%, 11/15/2019 (Acquired 10/26/2012 — 05/22/2013, Cost $8,326,110) (r)	8,130,000	8,333,250
SunCoke Energy, Inc. 7.625%, 08/01/2019	7,976,000	8,314,980
		60,594,071

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Oil Field Equipment & Services — 4.62%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	$8,755,000	$9,127,088
Globe Luxembourg SCA 9.625%, 05/01/2018 (Acquired 05/02/2013, Cost $5,781,610) (r)	5,981,000	5,857,492
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 05/28/2013, Cost $5,458,870) (r)	5,320,000	5,419,750
PHI, Inc. 8.625%, 10/15/2018	9,036,000	9,623,340
Shelf Drilling Holdings Limited 8.625%, 11/01/2018 (Acquired 10/10/2012 — 05/02/2013, Cost $10,490,981) (r)	10,130,000	10,585,850
Unit Corporation 6.625%, 05/15/2021	9,823,000	10,068,575
		50,682,095
Oil Refining & Marketing — 0.65%
PBF Holding Company LLC/PBF Finance Corporation 8.250%, 02/15/2020	6,810,000	7,167,525
Packaging — 0.65%
Tekni-Plex, Inc. 9.750%, 06/01/2019 (Acquired 05/10/2012 — 06/13/2013, Cost $6,842,161) (r)	6,643,000	7,091,403
Pharmaceuticals — 1.07%
ConvaTec Healthcare E SA 10.500%, 12/15/2018 (Acquired 12/28/2010 — 04/29/2013, Cost $6,982,282) (r)	6,649,000	7,297,277
VPII Escrow Corporation 7.500%, 07/15/2021 (Acquired 06/27/2013, Cost $4,432,605) (d) (r)	4,331,000	4,487,999
		11,785,276
Printing & Publishing — 0.83%
Valassis Communications, Inc. 6.625%, 02/01/2021	9,294,000	9,154,590
Railroads — 0.70%
Florida East Coast Railway Corporation 8.125%, 02/01/2017	7,269,000	7,723,313
Restaurants — 1.68%
CKE Restaurants, Inc. 11.375%, 07/15/2018	419,000	434,193
El Pollo Loco, Inc. 17.000%, 01/01/2018 (Acquired 03/12/2013 — 05/03/2013, Cost $8,512,165) (i) (p) (r)	8,184,774	8,716,866
Ruby Tuesday, Inc. 7.625%, 05/15/2020	9,300,000	9,300,000
		18,451,059
	Principal Amount	Value
Software/Services — 1.74%
Ceridian Corporation 8.875%, 07/15/2019 (Acquired 06/28/2012 — 01/15/2013, Cost $6,407,147) (r)	$6,115,000	$6,825,869
First Data Corporation 8.875%, 08/15/2020 (Acquired 08/11/2010 — 04/22/2013, Cost $6,981,538) (r)	6,637,000	7,267,515
8.750%, 01/15/2022 (Acquired 11/19/2012 — 04/03/2013, Cost $4,911,434) (p) (r)	4,838,000	4,995,235
		19,088,619
Specialty Retail — 0.80%
CST Brands, Inc. 5.000%, 05/01/2023 (Acquired 04/25/2013, Cost $9,217,951) (r)	9,003,000	8,822,940
Steel Producers/Products — 0.80%
Atkore International, Inc. 9.875%, 01/01/2018	8,225,000	8,759,625
Support — Services — 1.36%
PHH Corporation 9.250%, 03/01/2016	5,900,000	6,593,250
United Rentals North America, Inc. 8.250%, 02/01/2021	7,562,000	8,318,200
		14,911,450
Telecom — Integrated/Services — 0.72%
Sable International Finance Limited 8.750%, 02/01/2020 (Acquired 01/20/2012 — 05/22/2013, Cost $7,761,412) (r)	7,117,000	7,864,285
Telecom — Wireless — 1.43%
Wind Acquisition Finance SA 7.250%, 02/15/2018 (Acquired 06/08/2012 — 05/01/2013, Cost $6,679,940) (r)	6,704,000	6,787,800
Wind Acquisition Holdings Finance SA 12.250%, 07/15/2017 (Acquired 01/05/2011 — 03/15/2013, Cost $9,005,966) (p) (r)	8,856,815	8,967,525
		15,755,325
Telecommunications Equipment — 0.67%
CommScope Holding Company, Inc. 6.625%, 06/01/2020 (Acquired 05/22/2013 — 06/26/2013, Cost $7,560,912) (p) (r)	7,635,000	7,329,600
Total corporate bonds & asset-backed securities (Cost $967,327,319)		978,410,449

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2013

Hotchkis & Wiley High Yield Fund

CONVERTIBLE BONDS — 0.87%	Principal Amount	Value
Auto Parts & Equipment — 0.87%
Meritor, Inc. 7.875%, 03/01/2026 (Acquired 11/29/2012, Cost $2,018,002) (r)	$2,230,000	$2,721,994
4.000%, 02/15/2027 (b)	7,743,000	6,881,591
		9,603,585
Total convertible bonds (Cost $8,434,646)		9,603,585
TERM LOANS — 1.14%
Department Stores — 1.14%
J.C. Penney Corporation, Inc. 6.000%, 05/22/2018	12,500,000	12,540,125
Total term loans (Cost $12,437,500)		12,540,125
CONVERTIBLE PREFERRED STOCKS — 0.84%	Shares Held
Auto Parts & Equipment — 0.84%
The Goodyear Tire & Rubber Company, 5.875%	186,110	9,167,779
Total convertible preferred stocks (Cost $8,394,122)		9,167,779
PREFERRED STOCKS — 3.14%
Banking — 2.18%
Countrywide Capital V, 7.000%	230,871	5,808,714
GMAC Capital Trust I — Series 2, 8.125% (b)	313,539	8,167,691
Royal Bank of Scotland Group PLC, 6.600%	459,571	10,014,052
		23,990,457
Hotels — 0.92%
Strategic Hotels & Resorts, Inc. — Series A, 8.500%	242,517	5,820,408
Strategic Hotels & Resorts, Inc. — Series C, 8.250%	177,700	4,247,030
		10,067,438
Investments & Miscellaneous Financial Services — 0.04%
Federal Home Loan Mortgage Corporation — Series Z (a)	85,086	395,650
Total preferred stocks (Cost $31,447,753)		34,453,545
COMMON STOCKS — 1.10%
Automakers — 0.62%
General Motors Company (a)	67,091	2,234,801
General Motors Company — Escrow (a) (f) (i)	352,400	0
Motors Liquidation Company GUC Trust (a)	149,215	4,580,901
		6,815,702
	Shares Held	Value
Investments & Miscellaneous Financial Services — 0.48%
Citigroup, Inc.	108,626	$5,210,789
Total common stocks (Cost $9,217,088)		12,026,491
Total long-term investments (Cost $1,037,258,428)		1,056,201,974
SHORT-TERM INVESTMENTS — 2.69%	Principal Amount
Time Deposits — 2.69%
Banco Santander, 0.03%, 07/01/2013*	$21,270,198	21,270,198
Nordea Bank, 0.03%, 07/01/2013*	8,291,210	8,291,210
Total short-term investments (Cost $29,561,408)		29,561,408
Total investments — 98.92% (Cost $1,066,819,836)		1,085,763,382
Other assets in excess of liabilities — 1.08%		11,827,439
Net assets — 100.00%		$1,097,590,821

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2013.

(c) — All or a portion of this security is segregated as collateral for bridge loan commitments and delayed delivery securities.

(d) — Delayed delivery security.

(e) — Restricted security not registered under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of this security was $8,850,001, representing 0.81% of net assets.

(f) — Fair valued security. The total market value of this security was $0, representing 0.00% of net assets.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $488,689,389, representing 44.52% of net assets.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2013

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$409,940,317	$553,981,317	$1,949,048,606	$555,226,660
Affiliated issuers	—	—	66,938,898	22,067,873
Collateral for securities on loan+	—	—	7,997,100	13,226,446
Short-term investments+	12,044,972	10,729,029	89,740,317	3,389,076
Dividends and interest receivable	876,945	1,242,997	2,822,247	694,810
Receivable for investments sold	26,839,294	691,589	2,747,700	13,541,688
Receivable for Fund shares sold	890,540	1,271,365	15,475,645	3,478,598
Other assets	43,509	48,126	97,721	36,285
Total assets	$450,635,577	$567,964,423	$2,134,868,234	$611,661,436
Liabilities:
Collateral upon return of securities on loan	$—	$—	$7,997,100	$13,226,446
Payable for investments purchased	—	796,259	16,063,300	12,636,534
Payable for Fund shares repurchased	35,087,829	2,890,406	1,557,991	313,711
Payable to Advisor	240,871	349,723	1,274,830	356,613
Accrued distribution and service fees	62,582	217,912	404,713	147,225
Accrued expenses and other liabilities	215,856	212,104	859,685	204,496
Total liabilities	35,607,138	4,466,404	28,157,619	26,885,025
Net assets	$415,028,439	$563,498,019	$2,106,710,615	$584,776,411
Net Assets consist of:
Paid-in capital	$1,150,508,567	$1,796,464,052	$2,101,498,927	$490,830,011
Undistributed net investment income	5,434,850	7,984,055	7,653,889	2,358,239
Undistributed net realized gain (loss)	(733,993,011)	(1,218,918,583)	(182,892,545)	23,757,234
Net unrealized appreciation (depreciation) of securities	(6,921,967)	(22,031,505)	180,450,344	67,830,927
Net assets	$415,028,439	$563,498,019	$2,106,710,615	$584,776,411
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$367,962,863	$389,299,720	$1,627,377,985	$452,701,831
Shares outstanding (unlimited shares $0.001 par value authorized)	29,368,586	18,231,767	46,023,451	8,254,975
Net asset value per share	$12.53	$21.35	$35.36	$54.84
Calculation of Net Asset Value Per Share — Class A
Net assets	$35,250,660	$156,303,080	$406,948,641	$103,329,260
Shares outstanding (unlimited shares $0.001 par value authorized)	2,803,327	7,368,285	11,632,978	1,890,172
Net asset value per share	$12.57	$21.21	$34.98	$54.67
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$13.27	$22.39	$36.92	$57.70
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$11,814,916	$8,324,377	$62,637,637	$28,745,320
Shares outstanding (unlimited shares $0.001 par value authorized)	956,608	401,704	1,933,762	581,847
Net asset value per share	$12.35	$20.72	$32.39	$49.40
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$9,570,842	$9,746,352
Shares outstanding (unlimited shares $0.001 par value authorized)		448,612	277,140
Net asset value per share		$21.33	$35.17
*Cost of long-term investments
Unaffiliated issuers	$416,862,284	$576,012,822	$1,757,152,948	$460,956,150
Affiliated issuers	—	—	78,384,212	48,507,456

+ Short-term investments are valued at fair market value which is the same as cost.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2013

	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*	$2,007,039	$230,444,635	$24,568,579	$1,056,201,974
Short-term investments+	26,399	3,180,130	397,026	29,561,408
Cash denominated in foreign currencies#	23,478	—	—	—
Dividends and interest receivable	7,016	418,925	244,323	19,871,341
Receivable for investments sold	—	—	138,033	8,928,519
Receivable for Fund shares sold	—	3,425,747	72,060	5,276,694
Receivable from Advisor	5,853	—	2,294	—
Other assets	1,720	20,988	19,457	92,220
Total assets	$2,071,505	$237,490,425	$25,441,772	$1,119,932,156
Liabilities:
Payable for investments purchased	$24,759	$3,167,544	$205,825	$18,620,469
Payable for Fund shares repurchased	—	113,413	42,723	1,309,139
Payable to Advisor	—	137,710	—	391,412
Accrued distribution and service fees	—	118,864	8,313	220,467
Distributions payable to shareholders	—	—	3,225	1,514,782
Accrued expenses and other liabilities	22,709	70,131	51,940	285,066
Total liabilities	47,468	3,607,662	312,026	22,341,335
Net assets	$2,024,037	$233,882,763	$25,129,746	$1,097,590,821
Net Assets consist of:
Paid-in capital	$1,714,968	$202,092,017	$22,773,317	$1,067,295,172
Undistributed net investment income (loss)	21,807	1,143,403	71,438	(1,154,108)
Undistributed net realized gain	127,819	6,939,033	623,394	12,506,211
Net unrealized appreciation of securities and foreign currency transactions	159,443	23,708,310	1,661,597	18,943,546
Net assets	$2,024,037	$233,882,763	$25,129,746	$1,097,590,821
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$2,024,037	$105,331,842	$11,347,861	$686,718,348
Shares outstanding (unlimited shares $0.001 par value authorized)	176,148	4,136,696	959,118	53,522,607
Net asset value per share	$11.49	$25.46	$11.83	$12.83
Calculation of Net Asset Value Per Share — Class A
Net assets		$103,822,481	$13,781,885	$410,060,381
Shares outstanding (unlimited shares $0.001 par value authorized)		4,074,624	1,131,311	32,160,792
Net asset value per share		$25.48	$12.18	$12.75
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)		$26.89
(Net asset value per share divided by 0.9525)			$12.79
(Net asset value per share divided by 0.9625)				$13.25
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets		$24,728,440		$812,092
Shares outstanding (unlimited shares $0.001 par value authorized)		1,018,338		63,330
Net asset value per share		$24.28		$12.82
*Cost of long-term investments	$1,847,590	$206,736,758	$22,906,982	$1,037,258,428
# Cost of cash denominated in foreign currencies	$23,485	$—	$—	$—

+ Short-term investments are valued at fair market value which is the same as cost.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2013

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$9,434,566	$13,844,612	$21,634,871	$6,973,168
Affiliated issuers	—	—	2,497,732	398,044
Interest	2,095	2,449	18,975	3,349
Securities on loan	61,148	90,988	1,209,800	66,734
Total income	9,497,809	13,938,049	25,361,378	7,441,295
Expenses:
Advisory fees	2,947,960	3,845,098	11,725,728	3,275,596
Professional fees and expenses	42,406	49,307	99,923	43,457
Custodian fees and expenses	23,689	44,771	45,139	15,121
Transfer agent fees and expenses	734,966	896,472	3,454,040	718,180
Accounting fees and expenses	55,500	69,361	195,995	60,073
Administration fees and expenses	153,907	201,046	608,623	169,893
Trustees' fees and expenses	48,780	65,400	183,525	49,896
Reports to shareholders	55,329	64,775	193,811	85,152
Registration fees	57,103	63,606	84,323	51,925
Distribution and service fees — Class A	83,449	362,036	667,412	148,288
Distribution and service fees — Class C	119,813	174,845	282,675	171,249
Distribution and service fees — Class R	—	47,675	31,810	—
Other expenses	41,787	69,602	137,731	37,515
Total expenses	4,364,689	5,953,994	17,710,735	4,826,345
Fee waiver/expense reimbursement by Advisor (Note 2)	(427,351)	—	—	—
Net expenses	3,937,338	5,953,994	17,710,735	4,826,345
Net investment income	5,560,471	7,984,055	7,650,643	2,614,950
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	20,370,321	(1,689,511)	124,118,119	29,562,901
Sales of affiliated issuers	—	—	2,103,233	—
Foreign currency transactions	—	—	3,246	4,594
Net realized gains (losses)	20,370,321	(1,689,511)	126,224,598	29,567,495
Net change in unrealized appreciation of securities	76,406,951	129,033,500	356,599,470	88,366,909
Net gains	96,777,272	127,343,989	482,824,068	117,934,404
Net Increase in Net Assets Resulting from Operations	$102,337,743	$135,328,044	$490,474,711	$120,549,354
*Net of Foreign Taxes Withheld	$153,801	$233,249	$225,036	$49,082

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2013

	Global Value Fund+	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*	$31,685	$2,614,315	$472,539	$384,815
Interest	7	713,139	453,293	56,696,671
Securities on loan	—	18,400	—	—
Total income	31,692	3,345,854	925,832	57,081,486
Expenses:
Advisory fees	7,631	1,007,912	112,833	4,544,952
Professional fees and expenses	21,539	27,880	22,336	72,227
Custodian fees and expenses	7,817	14,545	10,863	31,086
Transfer agent fees and expenses	9,144	171,838	47,741	841,245
Accounting fees and expenses	20,406	24,398	52,664	121,474
Administration fees and expenses	15,000	51,776	27,533	320,497
Trustees' fees and expenses	50	14,032	1,825	91,456
Reports to shareholders	5,329	17,188	3,986	62,368
Registration fees	707	41,959	29,065	77,463
Distribution and service fees — Class A	—	143,589	18,862	590,700
Distribution and service fees — Class C	—	153,805	—	2,577
Organizational costs	23,722	—	—	—
Other expenses	715	12,722	4,302	63,233
Total expenses	112,060	1,681,644	332,010	6,819,278
Fee waiver/expense reimbursement by Advisor (Note 2)	(74,567)	—	(174,277)	(441,493)
Fee waiver by Administrator (Note 2)	(27,000)	—	—	—
Net expenses	10,493	1,681,644	157,733	6,377,785
Net investment income	21,199	1,664,210	768,099	50,703,701
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	77,589	10,641,345	731,483	17,708,708
Foreign currency transactions	608	4,521	—	—
Credit default swap contracts	—	—	—	(3,727,817)
Net realized gains	78,197	10,645,866	731,483	13,980,891
Net change in unrealized appreciation of:
Securities and foreign currency transactions	159,443	23,709,571	1,332,813	9,873,155
Credit default swap contracts	—	—	—	19,603
Net change in unrealized appreciation	159,443	23,709,571	1,332,813	9,892,758
Net gains	237,640	34,355,437	2,064,296	23,873,649
Net Increase in Net Assets Resulting from Operations	$258,839	$36,019,647	$2,832,395	$74,577,350
*Net of Foreign Taxes Withheld	$2,827	$72,834	$6,706	$—

+ The Fund commenced operations on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
Operations:
Net investment income	$5,560,471	$5,945,730	$7,984,055	$12,016,314
Net realized gains (losses)	20,370,321	(224,421)	(1,689,511)	(76,744,498)
Net change in unrealized appreciation (depreciation)	76,406,951	(8,159,138)	129,033,500	40,227,587
Net increase (decrease) in net assets resulting from operations	102,337,743	(2,437,829)	135,328,044	(24,500,597)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(5,093,871)	(5,329,535)	(8,213,389)	(10,226,590)
Class A	(430,420)	(538,969)	(3,335,419)	(4,199,899)
Class C	(110,553)	(141,247)	(272,549)	(472,418)
Class R	—	—	(194,957)	(220,578)
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(5,634,844)	(6,009,751)	(12,016,314)	(15,119,485)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(49,383,506)	(11,535,727)	(66,365,313)	(413,160,317)
Net Assets:
Total increase (decrease) in net assets	47,319,393	(19,983,307)	56,946,417	(452,780,399)
Beginning of year	367,709,046	387,692,353	506,551,602	959,332,001
End of year	$415,028,439	$367,709,046	$563,498,019	$506,551,602
Undistributed net investment income	$5,434,850	$5,509,223	$7,984,055	$12,016,314

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
Operations:
Net investment income	$7,650,643	$5,659,357	$2,614,950	$1,791,341
Net realized gains	126,224,598	46,003,211	29,567,495	12,252,661
Net change in unrealized appreciation (depreciation)	356,599,470	(15,508,497)	88,366,909	(30,296,371)
Net increase (decrease) in net assets resulting from operations	490,474,711	36,154,071	120,549,354	(16,252,369)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(5,139,766)	(668,761)	(1,928,838)	—
Class A	(512,141)	—	(123,490)	—
Class C	—	—	—	—
Class R	(6,267)	—	—	—
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(5,658,174)	(668,761)	(2,052,328)	—
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	326,185,659	(93,762,130)	119,070,176	33,447,381
Net Assets:
Total increase (decrease) in net assets	811,002,196	(58,276,820)	237,567,202	17,195,012
Beginning of year	1,295,708,419	1,353,985,239	347,209,209	330,014,197
End of year	$2,106,710,615	$1,295,708,419	$584,776,411	$347,209,209
Undistributed net investment income	$7,653,889	$5,658,174	$2,358,239	$1,791,023

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Global Value Fund	Value Opportunities Fund
	Period ended June 30, 2013+	Year ended June 30, 2013	Year ended June 30, 2012
Operations:
Net investment income	$21,199	$1,664,210	$1,094,027
Net realized gains	78,197	10,645,866	1,436,624
Net change in unrealized appreciation (depreciation)	159,443	23,709,571	(4,417,734)
Net increase (decrease) in net assets resulting from operations	258,839	36,019,647	(1,887,083)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	—	(865,417)	(251,139)
Class A	—	(673,818)	(115,490)
Class C	—	(67,096)	—
Net realized gains:
Class I	—	(2,140,938)	(726,516)
Class A	—	(1,943,224)	(542,262)
Class C	—	(568,658)	(236,678)
Net decrease in net assets resulting from dividends and distributions to shareholders	—	(6,259,151)	(1,872,085)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	1,765,198	119,712,666	2,086,750
Net Assets:
Total increase (decrease) in net assets	2,024,037	149,473,162	(1,672,418)
Beginning of year	—	84,409,601	86,082,019
End of year	$2,024,037	$233,882,763	$84,409,601
Undistributed net investment income	$21,807	$1,143,403	$1,081,002

+ The Fund commenced operations on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Capital Income Fund		High Yield Fund
	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
Operations:
Net investment income	$768,099	$414,564	$50,703,701	$30,251,693
Net realized gains	731,483	63,397	13,980,891	700,854
Net change in unrealized appreciation	1,332,813	176,443	9,892,758	4,118,674
Net increase in net assets resulting from operations	2,832,395	654,404	74,577,350	35,071,221
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(436,895)	(378,485)	(36,816,886)	(23,451,298)
Class A	(296,292)	(11,151)	(13,880,606)	(7,049,458)
Class C	—	—	(11,807)	—
Net realized gains:
Class I	(112,510)	(63,894)	(2,281,084)	(6,602,071)
Class A	(85,372)	(2,546)	(712,748)	(2,033,588)
Class C	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(931,069)	(456,076)	(53,703,131)	(39,136,415)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	14,307,824	875,552	545,203,830	294,427,001
Net Assets:
Total increase in net assets	16,209,150	1,073,880	566,078,049	290,361,807
Beginning of year	8,920,596	7,846,716	531,512,772	241,150,965
End of year	$25,129,746	$8,920,596	$1,097,590,821	$531,512,772
Undistributed net investment income (loss)	$71,438	$36,514	$(1,154,108)	$37,955

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2013	$9.82	$0.16	$2.72	$2.88	$(0.17)	$—	$(0.17)	$12.53	29.65%	$367,963	0.95%	1.06%	1.47%
Year ended 6/30/2012	10.01	0.16	(0.18)	(0.02)	(0.17)	—	(0.17)	9.82	–0.01	320,916	0.95	1.06	1.73
Year ended 6/30/2011	7.94	0.15	2.02	2.17	(0.10)	—	(0.10)	10.01	27.44	328,273	0.95	1.12	1.59
Year ended 6/30/2010	6.77	0.12	1.25	1.37	(0.20)	—	(0.20)	7.94	20.22	330,586	0.95	1.11	1.48
Year ended 6/30/2009	9.57	0.16	(2.65)	(2.49)	(0.31)	—	(0.31)	6.77	–25.59	352,322	0.95	1.10	2.20
Class A
Year ended 6/30/2013	9.86	0.13	2.72	2.85	(0.14)	—	(0.14)	12.57	29.25	35,251	1.20	1.31	1.21
Year ended 6/30/2012	10.03	0.14	(0.18)	(0.04)	(0.13)	—	(0.13)	9.86	–0.18	34,731	1.20	1.31	1.46
Year ended 6/30/2011	7.96	0.14	2.02	2.16	(0.09)	—	(0.09)	10.03	27.16	45,383	1.20	1.37	1.42
Year ended 6/30/2010	6.79	0.10	1.25	1.35	(0.18)	—	(0.18)	7.96	19.84	45,427	1.20	1.36	1.21
Year ended 6/30/2009	9.56	0.14	(2.64)	(2.50)	(0.27)	—	(0.27)	6.79	–25.83	60,533	1.20	1.36	1.98
Class C
Year ended 6/30/2013	9.72	0.05	2.68	2.73	(0.10)	—	(0.10)	12.35	28.28	11,815	1.95	2.06	0.45
Year ended 6/30/2012	9.92	0.07	(0.17)	(0.10)	(0.10)	—	(0.10)	9.72	–0.92	12,062	1.95	2.06	0.73
Year ended 6/30/2011	7.90	0.06	2.00	2.06	(0.04)	—	(0.04)	9.92	26.11	14,036	1.95	2.12	0.61
Year ended 6/30/2010	6.74	0.04	1.26	1.30	(0.14)	—	(0.14)	7.90	19.17	15,254	1.95	2.11	0.47
Year ended 6/30/2009	9.41	0.11	(2.60)	(2.49)	(0.18)	—	(0.18)	6.74	–26.26	17,566	1.73	2.09	1.48

	Year Ended June 30,
	2013	2012	2011	2010	2009
Portfolio turnover rate	44%	42%	63%	43%	70%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2013	$16.80	$0.31	$4.69	$5.00	$(0.45)	$—	$(0.45)	$21.35	30.48%	$389,300	1.05%	1.05%	1.68%
Year ended 6/30/2012	16.96	0.31	(0.13)	0.18	(0.34)	—	(0.34)	16.80	1.22	316,081	1.05	1.05	1.96
Year ended 6/30/2011	13.32	0.26	3.42	3.68	(0.04)	—	(0.04)	16.96	27.61	588,823	1.05	1.07	1.60
Year ended 6/30/2010	11.49	0.21	1.99	2.20	(0.37)	—	(0.37)	13.32	20.08	478,653	1.05	1.09	1.51
Year ended 6/30/2009	16.33	0.29	(4.80)	(4.51)	(0.33)	(0.00)[3]	(0.33)	11.49	–27.81	500,821	1.05	1.07	2.45
Class A
Year ended 6/30/2013	16.68	0.26	4.67	4.93	(0.40)	—	(0.40)	21.21	30.16	156,303	1.30	1.30	1.42
Year ended 6/30/2012	16.84	0.26	(0.12)	0.14	(0.30)	—	(0.30)	16.68	0.99	155,767	1.30	1.30	1.66
Year ended 6/30/2011	13.25	0.21	3.39	3.60	(0.01)	—	(0.01)	16.84	27.21	319,863	1.30	1.31	1.33
Year ended 6/30/2010	11.44	0.16	2.01	2.17	(0.36)	—	(0.36)	13.25	19.82	512,120	1.30	1.34	1.17
Year ended 6/30/2009	16.25	0.27	(4.79)	(4.52)	(0.29)	(0.00)[3]	(0.29)	11.44	–28.02	584,598	1.30	1.32	2.21
Class C
Year ended 6/30/2013	16.26	0.10	4.58	4.68	(0.22)	—	(0.22)	20.72	29.12	8,324	2.05	2.05	0.59
Year ended 6/30/2012	16.48	0.14	(0.12)	0.02	(0.24)	—	(0.24)	16.26	0.29	23,891	2.05	2.05	0.92
Year ended 6/30/2011	13.05	0.09	3.34	3.43	—	—	—	16.48	26.28	36,612	2.05	2.07	0.59
Year ended 6/30/2010	11.33	0.06	1.99	2.05	(0.33)	—	(0.33)	13.05	18.91	38,064	2.05	2.09	0.46
Year ended 6/30/2009	15.99	0.21	(4.72)	(4.51)	(0.15)	(0.00)[3]	(0.15)	11.33	–28.26	44,951	1.73	2.07	1.77
Class R
Year ended 6/30/2013	16.77	0.21	4.69	4.90	(0.34)	—	(0.34)	21.33	29.79	9,571	1.55	1.55	1.15
Year ended 6/30/2012	16.95	0.23	(0.12)	0.11	(0.29)	—	(0.29)	16.77	0.80	10,812	1.55	1.55	1.42
Year ended 6/30/2011	13.36	0.17	3.42	3.59	—	—	—	16.95	26.87	14,034	1.55	1.56	1.08
Year ended 6/30/2010	11.54	0.13	2.03	2.16	(0.34)	—	(0.34)	13.36	19.55	14,922	1.55	1.59	0.97
Year ended 6/30/2009	16.37	0.23	(4.83)	(4.60)	(0.23)	(0.00)[3]	(0.23)	11.54	–28.17	19,123	1.55	1.57	1.93

	Year Ended June 30,
	2013	2012	2011	2010	2009
Portfolio turnover rate	41%	59%	43%	47%	69%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2013	$26.02	$0.16	$9.31	$9.47	$(0.13)	$—	$(0.13)	$35.36	36.51%	$1,627,378	1.07%	1.07%	0.55%
Year ended 6/30/2012	24.96	0.13	0.95	1.08	(0.02)	—	(0.02)	26.02	4.33	1,058,806	1.10	1.10	0.54
Year ended 6/30/2011	18.14	0.05	6.85	6.90	(0.08)	—	(0.08)	24.96	38.05	1,077,149	1.08	1.08	0.20
Year ended 6/30/2010	13.76	0.05	4.49	4.54	(0.16)	—	(0.16)	18.14	33.00	875,883	1.10	1.10	0.29
Year ended 6/30/2009	17.44	0.13	(3.68)	(3.55)	(0.09)	(0.04)	(0.13)	13.76	–20.21	850,809	1.15	1.15	0.94
Class A
Year ended 6/30/2013	25.75	0.09	9.21	9.30	(0.07)	—	(0.07)	34.98	36.16	406,949	1.32	1.32	0.32
Year ended 6/30/2012	24.74	0.07	0.94	1.01	—	—	—	25.75	4.08	217,069	1.35	1.35	0.28
Year ended 6/30/2011	18.01	(0.01)	6.78	6.77	(0.04)	—	(0.04)	24.74	37.63	235,301	1.33	1.33	(0.06)
Year ended 6/30/2010	13.68	0.01	4.46	4.47	(0.14)	—	(0.14)	18.01	32.67	215,231	1.35	1.35	0.03
Year ended 6/30/2009	17.32	0.09	(3.64)	(3.55)	(0.05)	(0.04)	(0.09)	13.68	–20.41	224,667	1.40	1.40	0.67
Class C
Year ended 6/30/2013	23.97	(0.11)	8.53	8.42	—	—	—	32.39	35.13	62,638	2.07	2.07	(0.39)
Year ended 6/30/2012	23.20	(0.11)	0.88	0.77	—	—	—	23.97	3.32	15,072	2.10	2.10	(0.53)
Year ended 6/30/2011	16.98	(0.17)	6.39	6.22	—	—	—	23.20	36.63	35,320	2.08	2.08	(0.81)
Year ended 6/30/2010	12.99	(0.12)	4.23	4.11	(0.12)	—	(0.12)	16.98	31.67	30,317	2.10	2.10	(0.71)
Year ended 6/30/2009	16.40	0.05	(3.42)	(3.37)	—	(0.04)	(0.04)	12.99	–20.52	26,888	1.66	2.14	0.41
Class R
Year ended 6/30/2013	25.92	0.03	9.25	9.28	(0.03)	—	(0.03)	35.17	35.82	9,746	1.57	1.57	0.09
Year ended 6/30/2012	24.95	0.00[3]	0.97	0.97	—	—	—	25.92	3.89	4,762	1.60	1.60	0.02
Year ended 6/30/2011	18.18	(0.07)	6.85	6.78	(0.01)	—	(0.01)	24.95	37.32	6,215	1.58	1.58	(0.30)
Year ended 6/30/2010	13.82	(0.04)	4.51	4.47	(0.11)	—	(0.11)	18.18	32.36	5,519	1.60	1.60	(0.23)
Year ended 6/30/2009	17.49	0.06	(3.68)	(3.62)	(0.01)	(0.04)	(0.05)	13.82	–20.65	6,156	1.65	1.65	0.44

	Year Ended June 30,
	2013	2012	2011	2010	2009
Portfolio turnover rate	66%	72%	62%	67%	85%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2013	$41.83	$0.32	$12.96	$13.28	$(0.27)	$—	$(0.27)	$54.84	31.88%	$452,702	1.03%	1.03%	0.67%
Year ended 6/30/2012	43.90	0.29	(2.36)	(2.07)	—	—	—	41.83	–4.72	296,436	1.09	1.09	0.73
Year ended 6/30/2011	31.33	(0.05)	12.68	12.63	(0.06)	—	(0.06)	43.90	40.29	254,187	1.08	1.08	(0.13)
Year ended 6/30/2010	21.15	0.07	10.28	10.35	(0.17)	—	(0.17)	31.33	49.02	165,348	1.14	1.14	0.23
Year ended 6/30/2009	31.67	0.12	(9.99)	(9.87)	(0.16)	(0.49)	(0.65)	21.15	–30.69	164,020	1.12	1.12	0.58
Class A
Year ended 6/30/2013	41.67	0.21	12.91	13.12	(0.12)	—	(0.12)	54.67	31.55	103,329	1.28	1.28	0.43
Year ended 6/30/2012	43.84	0.15	(2.32)	(2.17)	—	—	—	41.67	–4.95	39,803	1.34	1.34	0.39
Year ended 6/30/2011	31.34	(0.15)	12.68	12.53	(0.03)	—	(0.03)	43.84	39.94	64,100	1.33	1.33	(0.39)
Year ended 6/30/2010	21.18	0.00[3]	10.30	10.30	(0.14)	—	(0.14)	31.34	48.70	47,007	1.39	1.39	(0.01)
Year ended 6/30/2009	31.69	0.07	(10.00)	(9.93)	(0.09)	(0.49)	(0.58)	21.18	–30.90	15,630	1.37	1.37	0.32
Class C
Year ended 6/30/2013	37.84	(0.14)	11.70	11.56	—	—	—	49.40	30.55	28,745	2.03	2.03	(0.31)
Year ended 6/30/2012	40.11	(0.10)	(2.17)	(2.27)	—	—	—	37.84	–5.66	10,970	2.09	2.09	(0.29)
Year ended 6/30/2011	28.87	(0.42)	11.66	11.24	—	—	—	40.11	38.93	11,727	2.08	2.08	(1.14)
Year ended 6/30/2010	19.65	(0.22)	9.56	9.34	(0.12)	—	(0.12)	28.87	47.56	4,278	2.14	2.14	(0.77)
Year ended 6/30/2009	29.37	(0.01)	(9.22)	(9.23)	—	(0.49)	(0.49)	19.65	–31.05	1,761	1.72	2.12	(0.03)

	Year Ended June 30,
	2013	2012	2011	2010	2009
Portfolio turnover rate	35%	37%	54%	93%	65%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Period from 12/31/2012[3] to 6/30/2013	$10.00	$0.12	$1.37	$1.49	$—	$—	$—	$11.49	14.90%	$2,024	1.10%[4]	11.75%[4]	2.22%[4]

Period December 31, 2012[3] through June 30, 2013
Portfolio turnover rate	38%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2013	$20.44	$0.34	$6.00	$6.34	$(0.38)	$(0.94)	$(1.32)	$25.46	32.28%	$105,332	1.03%	1.03%	1.45%
Year ended 6/30/2012	21.12	0.33	(0.48)	(0.15)	(0.14)	(0.39)	(0.53)	20.44	–0.20	41,079	1.10	1.10	1.73
Year ended 6/30/2011	14.96	0.14	6.24	6.38	(0.22)	—	(0.22)	21.12	42.81	39,014	1.11	1.11	0.74
Year ended 6/30/2010	10.99	0.17	4.08	4.25	(0.28)	—	(0.28)	14.96	38.72	24,073	1.15	1.15	1.12
Year ended 6/30/2009	13.72	0.20	(2.82)	(2.62)	(0.11)	—	(0.11)	10.99	–18.87	17,668	1.19	1.19	1.99
Class A
Year ended 6/30/2013	20.46	0.28	6.01	6.29	(0.33)	(0.94)	(1.27)	25.48	31.98	103,822	1.28	1.28	1.22
Year ended 6/30/2012	21.12	0.28	(0.47)	(0.19)	(0.08)	(0.39)	(0.47)	20.46	–0.45	32,022	1.35	1.35	1.45
Year ended 6/30/2011	14.98	0.11	6.22	6.33	(0.19)	—	(0.19)	21.12	42.40	34,908	1.36	1.36	0.58
Year ended 6/30/2010	11.01	0.13	4.09	4.22	(0.25)	—	(0.25)	14.98	38.43	21,794	1.40	1.40	0.87
Year ended 6/30/2009	13.70	0.17	(2.80)	(2.63)	(0.06)	—	(0.06)	11.01	–19.05	9,533	1.44	1.44	1.60
Class C
Year ended 6/30/2013	19.50	0.10	5.73	5.83	(0.11)	(0.94)	(1.05)	24.28	30.97	24,728	2.03	2.03	0.44
Year ended 6/30/2012	20.21	0.13	(0.45)	(0.32)	—	(0.39)	(0.39)	19.50	–1.22	11,308	2.10	2.10	0.69
Year ended 6/30/2011	14.40	(0.05)	5.99	5.94	(0.13)	—	(0.13)	20.21	41.35	12,160	2.11	2.11	(0.26)
Year ended 6/30/2010	10.61	0.01	3.95	3.96	(0.17)	—	(0.17)	14.40	37.38	7,288	2.15	2.15	0.10
Year ended 6/30/2009	13.18	0.12	(2.67)	(2.55)	(0.02)	—	(0.02)	10.61	–19.32	6,619	1.86	2.19	1.22

	Year Ended June 30,
	2013	2012	2011	2010	2009
Portfolio turnover rate	98%	123%	137%	166%	210%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Capital Income Fund	Net asset value, beginning of period	Net investment income[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2013	$10.57	$0.51	$1.38	$1.89	$(0.50)	$(0.13)	$(0.63)	$11.83	18.45%	$11,348	0.80%	1.85%	4.51%
Year ended 6/30/2012	10.37	0.51	0.25	0.76	(0.48)	(0.08)	(0.56)	10.57	7.76	8,588	0.80	2.81	5.06
Period from 12/31/2010[3] to 6/30/2011	10.00	0.24	0.35	0.59	(0.22)	—	(0.22)	10.37	5.90	7,765	0.80[4]	3.75[4]	4.60[4]
Class A
Year ended 6/30/2013	10.67	0.50	1.61	2.11	(0.47)	(0.13)	(0.60)	12.18	20.34	13,782	1.05	1.99	4.31
Year ended 6/30/2012	10.38	0.51	0.32	0.83	(0.46)	(0.08)	(0.54)	10.67	8.37	333	1.05	3.06	4.93
Period from 2/28/2011[3] to 6/30/2011	10.34	0.15	0.03	0.18	(0.14)	—	(0.14)	10.38	1.74	82	1.05[4]	4.12[4]	4.31[4]

	Year Ended June 30,		Period December 31, 2010[3]
	2013	2012	through June 30, 2011
Portfolio turnover rate	65%	38%	39%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2013	$12.28	$0.80	$0.61	$1.41	$(0.81)	$(0.05)	$(0.86)	$12.83	11.70%	$686,718	0.70%	0.75%	6.23%
Year ended 6/30/2012	12.79	0.94	(0.25)	0.69	(0.95)	(0.25)	(1.20)	12.28	6.02	426,041	0.70	0.76	7.76
Year ended 6/30/2011	12.01	0.92	1.23	2.15	(0.93)	(0.44)	(1.37)	12.79	18.45	187,319	0.70	0.75	7.15
Year ended 6/30/2010	10.90	1.02	1.65	2.67	(1.03)	(0.53)	(1.56)	12.01	25.45	93,139	0.70	0.89	8.51
Period from 3/31/2009[3] to 6/30/2009	10.00	0.24	0.90	1.14	(0.24)	—	(0.24)	10.90	11.40	28,097	0.70[4]	2.02[4]	9.04[4]
Class A
Year ended 6/30/2013	12.21	0.76	0.60	1.36	(0.77)	(0.05)	(0.82)	12.75	11.37	410,060	0.95	1.00	5.91
Year ended 6/30/2012	12.73	0.90	(0.26)	0.64	(0.91)	(0.25)	(1.17)	12.21	5.66	105,472	0.95	1.01	7.47
Year ended 6/30/2011	11.97	0.88	1.21	2.09	(0.89)	(0.44)	(1.33)	12.73	18.11	53,832	0.95	1.01	6.88
Year ended 6/30/2010	10.89	0.97	1.64	2.61	(1.00)	(0.53)	(1.53)	11.97	24.76	22,090	0.95	1.12	8.10
Period from 5/29/2009[3] to 6/30/2009	10.84	0.07	0.05	0.12	(0.07)	—	(0.07)	10.89	1.16	2,551	0.95[4]	2.16[4]	7.59[4]
Class C
Period from 12/31/2012[3] to 6/30/2013	12.88	0.30	(0.05)	0.25	(0.31)	—	(0.31)	12.82	1.91	812	1.70[4]	1.74[4]	4.73[4]

	Year Ended June 30,				Period March 31, 2009[3]
	2013	2012	2011	2010	through June 30, 2009
Portfolio turnover rate	66%	57%	139%	175%	123%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2013

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of eight series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C and Class R. The Diversified Value Fund, Small Cap Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares: Class I, Class A and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Global Value Fund is not offering Class C shares to investors. During the fiscal year ended June 30, 2013, the Global Value Fund did not offer Class A or Class C shares to investors and the Capital Income Fund did not offer Class C shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. New York time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued at the mean between the bid and asked prices on the basis of information from independent pricing services but may also be valued based on reported transactions or a broker-dealer quotation. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term investments which mature in less than 60 days are valued at amortized cost, which approximates fair value. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2013:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value
Level 1 — Quoted prices in an active market:
Common Stocks	$409,940,317	$553,981,317	$2,015,987,504	$552,904,279
Investment Companies	—	—	—	24,390,254
Money Market Funds	—	—	7,997,100	13,226,446
Level 2 — Other significant observable market inputs:
Time Deposits	12,044,972	10,729,029	89,740,317	3,389,076
Level 3 — Significant unobservable inputs	—	—	—	—
Total Investments	$421,985,289	$564,710,346	$2,113,724,921	$593,910,055
	Global Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$1,471,608	$195,164,883	$14,400,591	$12,026,491
Investment Companies	—	802,343	72,688	—
Preferred Stocks	—	706,636	615,862	34,453,545
Convertible Preferred Stocks	—	—	93,244	9,167,779
Warrants	—	2,141,376	—	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	83,308	—	—	—
Consumer Staples	78,399	—	—	—
Financials	119,699	10,125,554	—	—
Health Care	55,276	—	—	—
Industrials	120,281	8,486,841	—	—
Information Technology	14,604	—	—	—
Telecommunication Services	63,864	3,620,843	—	—
Preferred Stocks:
Financials	—	948,809	—	—
Convertible Bonds	—	—	139,792	9,603,585
Corporate Bonds & Asset-Backed Securities	—	6,936,250	9,146,081	978,410,449
Purchased Put Options:
Materials	—	1,511,100	—	—
Term Loans	—	—	100,321	12,540,125
Time Deposits	26,399	3,180,130	397,026	29,561,408
Level 3 — Significant unobservable inputs	—	—	—	—
Total Investments	$2,033,438	$233,624,765	$24,965,605	$1,085,763,382

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

There were transfers from Level 2 to Level 1 of $558,345 for the Value Opportunities Fund using market values as of June 30, 2013. The transfers were due to increased trading volume on June 30, 2013. There were no transfers into or out of Level 1 or Level 2 during the year ended June 30, 2013 for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Global Value Fund, Capital Income Fund and High Yield Fund. Transfers between Levels are recognized at the end of the reporting period.

Commitments. Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2013, the Value Opportunities Fund and High Yield Fund had outstanding bridge loan commitments of $2,000,000 and $7,500,000, respectively.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund, declared and paid semi-annually for the

Large Cap Value Fund and declared and paid annually for the Diversified Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Global Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Credit Default Swap Contracts. The High Yield Fund entered into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer the full notional amount ("par value") of the underlying reference obligation in exchange for the underlying reference obligation. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The High Yield Fund is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Fund and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

The High Yield Fund did not have any credit default swap contracts outstanding as of June 30, 2013.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the location of derivative instruments on the Funds' Statements of Assets & Liabilities as of June 30, 2013:

Derivative Type	Asset Derivatives	Liability Derivatives
Equity Contracts:
Purchased Put Options	Long-term investments

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2013:

Asset Derivatives

	Value Opportunities	High Yield
Equity Contracts:
Purchased Put Options	$1,511,100	$—

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2013:

Realized Gains (Losses) on Derivatives

	Value Opportunities		High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$(3,727,817)
Equity Contracts:
Purchased Call Options	464,954	*	—
Purchased Put Options	(2,178,312	)*	—

* Included with net realized gains from sales of unaffiliated issuers.

Change in Unrealized Appreciation on Derivatives

	Value Opportunities		High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$19,603
Equity Contracts:
Purchased Call Options	26,205	*	—
Purchased Put Options	1,082,262	*	—

* Included with net change in unrealized appreciation of securities and foreign currency transactions.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2013:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	1
Average Notional Amount — Credit Default Swap Contracts	$—	$21,287,000
Equity Contracts:
Average Number of Contracts — Purchased Call Options	120	—
Purchased Put Options	3,569	—
Average Market Value — Purchased Call Options	$158,080	$—
Purchased Put Options	1,915,089	—

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens — H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2014.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Global Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.80%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	1.10%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.35%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	2.10%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	N/A	1.55%	1.65%	N/A	N/A	N/A	N/A	N/A

1 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

Stephens Inc. is an affiliated broker-dealer of the Funds. For the year ended June 30, 2013, Stephens Inc. received the following amounts of front-end sales charges for Class A shares:

Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Value Opportunities	Capital Income	High Yield
$—	$338	$1,424	$2,729	$306	$—	$19,081

U.S. Bancorp Fund Services, LLC, the Funds' administrator, agreed to waive a portion of its administration and accounting fees during the Global Value Fund's first twelve months of operations.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Global Value	Value Opportunities	Capital Income	High Yield
Purchases	$166,959,398	$204,031,824	$1,243,531,153	$279,365,145	$2,402,861	$246,645,120	$24,638,205	$1,055,763,920
Sales	216,001,537	277,839,225	998,641,300	149,800,838	632,859	128,934,198	10,888,824	521,166,987

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2013.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2013:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Global Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$417,016,509	$579,328,708	$1,836,379,402	$510,776,630	$1,820,975	$207,132,956	$22,977,517	$1,037,561,869
Gross unrealized appreciation	58,419,725	78,918,622	287,821,330	110,024,535	238,590	33,046,374	2,141,334	35,171,624
Gross unrealized depreciation	(65,495,917)	(104,266,013)	(108,213,228)	(43,506,632)	(52,526)	(9,734,695)	(550,272)	(16,531,519)
Net unrealized appreciation (depreciation) on investments	(7,076,192)	(25,347,391)	179,608,102	66,517,903	186,064	23,311,679	1,591,062	18,640,105
Distributable ordinary income (as of 6/30/13)	5,434,850	7,984,055	7,653,889	18,604,302	105,895	7,196,214	476,846	5,317,325
Distributable long-term gains (as of 6/30/13)	—	—	—	8,824,195	17,116	1,282,420	291,746	7,853,001
Total distributable earnings	5,434,850	7,984,055	7,653,889	27,428,497	123,011	8,478,634	768,592	13,170,326
Other accumulated gains (losses)	(733,838,786)	(1,215,602,697)	(182,050,303)	—	(6)	433	(3,225)	(1,514,782)
Total accumulated gains (losses)	$(735,480,128)	$(1,232,966,033)	$5,211,688	$93,946,400	$309,069	$31,790,746	$2,356,429	$30,295,649

As of the close of business on December 31, 2010, in exchange for shares the Advisor transferred assets valued at $3,298,650 to the Capital Income Fund. As a result of the tax-deferred transfers, the Capital Income Fund acquired $30,179 of unrealized appreciation for tax purposes. As of June 30, 2013, the Capital Income Fund held securities with $16,855 of net unrealized appreciation relating to the transfers.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2013, the Global Value Fund held securities with $29,860 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax adjustments. These differences are due primarily to differing treatment for items such as paydowns, swap adjustments, foreign currency gain/loss transactions, and transfers in-kind.

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Diversified Value	$—	$—	$—
Large Cap Value	—	—	—
Mid-Cap Value	—	3,246	(3,246)
Small Cap Value	—	4,594	(4,594)
Global Value	(50,230)	608	49,622
Value Opportunities	—	4,522	(4,522)
Capital Income	—	12	(12)
High Yield	—	(1,186,465)	1,186,465

The tax components of distributions paid during the fiscal years ended June 30, 2013 and 2012, capital loss carryovers as of June 30, 2013, and tax basis late year losses as of June 30, 2013, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2013				June 30, 2012
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$5,634,844	$—	$(733,838,786)[1]	$—	$6,009,751	$—
Large Cap Value	12,016,314	—	(1,215,602,697)[2]	—	15,119,485	—
Mid-Cap Value	5,658,174	—	(182,050,303)[3]	—	668,761	—
Small Cap Value	2,052,328	—	—	—	—	—
Global Value*	—	—	—	—	—	—
Value Opportunities	3,829,055	2,430,096	—	—	1,430,011	442,074
Capital Income	803,220	127,849	—	—	456,076	—
High Yield	53,317,108	386,023	—	—	36,724,663	2,411,752

* The Fund commenced operations on December 31, 2012.

1  $492,301,525 expires on 6/30/2017 and $241,537,261 expires on 6/30/2018.

2  $674,684,050 expires on 6/30/2017, $442,596,438 expires on 6/30/2018 and $98,322,209 is long-term with no expiration.

3  $114,908,851 expires on 6/30/2017 and $67,141,452 expires on 6/30/2018.

As of and during the year ended June 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2013, the Funds did not incur any interest or penalties. The tax years ended June 30, 2010 through June 30, 2013 remain open and subject to examination by tax jurisdictions.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs") since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are described below.

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2013
Diversified Value Fund
Class I	6,471,116	$72,259,012	488,180	$5,057,545	(10,261,980)	$(116,009,525)	(3,302,684)	$(38,692,968)
Class A	185,071	2,068,771	18,221	189,858	(922,077)	(9,819,624)	(718,785)	(7,560,995)
Class C	16,745	188,155	6,701	68,816	(308,056)	(3,386,514)	(284,610)	(3,129,543)
Total net increase (decrease)	6,672,932	74,515,938	513,102	5,316,219	(11,492,113)	(129,215,663)	(4,306,079)	(49,383,506)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2013
Large Cap Value Fund
Class I	3,144,779	$59,110,547	475,977	$8,056,466	(4,203,790)	$(76,654,368)	(583,034)	$(9,487,355)
Class A	1,720,129	32,846,375	157,478	2,644,346	(3,847,739)	(69,308,071)	(1,970,132)	(33,817,350)
Class C	59,382	1,125,919	8,054	132,128	(1,135,423)	(20,864,500)	(1,067,987)	(19,606,453)
Class R	104,162	2,007,621	8,024	135,124	(308,479)	(5,596,900)	(196,293)	(3,454,155)
Total net increase (decrease)	5,028,452	95,090,462	649,533	10,968,064	(9,495,431)	(172,423,839)	(3,817,446)	(66,365,313)
Mid-Cap Value Fund
Class I	14,314,188	446,529,217	178,009	5,005,616	(9,161,030)	(274,963,950)	5,331,167	176,570,883
Class A	6,370,401	199,939,977	11,618	323,681	(3,178,760)	(92,657,220)	3,203,259	107,606,438
Class C	1,506,613	44,515,181	—	—	(201,735)	(5,462,343)	1,304,878	39,052,838
Class R	188,039	5,803,409	116	3,239	(94,760)	(2,851,148)	93,395	2,955,500
Total net increase (decrease)	22,379,241	696,787,784	189,743	5,332,536	(12,636,285)	(375,934,661)	9,932,699	326,185,659
Small Cap Value Fund
Class I	2,806,490	137,041,351	23,403	1,042,119	(1,661,079)	(79,873,758)	1,168,814	58,209,712
Class A	1,320,718	66,218,822	1,804	80,202	(387,537)	(18,635,975)	934,985	47,663,049
Class C	353,686	15,899,756	—	—	(61,767)	(2,702,341)	291,919	13,197,415
Total net increase (decrease)	4,480,894	219,159,929	25,207	1,122,321	(2,110,383)	(101,212,074)	2,395,718	119,070,176
Global Value Fund^
Class I*	176,148	1,765,198	—	—	—	—	176,148	1,765,198
Total net increase	176,148	1,765,198	—	—	—	—	176,148	1,765,198
Value Opportunities Fund
Class I	2,367,559	56,521,333	119,702	2,524,516	(359,895)	(8,382,773)	2,127,366	50,663,076
Class A	3,072,499	72,103,090	97,497	2,060,109	(660,704)	(15,107,189)	2,509,292	59,056,010
Class C	664,228	14,982,804	20,205	408,539	(246,114)	(5,397,763)	438,319	9,993,580
Total net increase (decrease)	6,104,286	143,607,227	237,404	4,993,164	(1,266,713)	(28,887,725)	5,074,977	119,712,666
Capital Income Fund
Class I	181,207	2,090,478	44,816	498,973	(79,623)	(926,634)	146,400	1,662,817
Class A	1,569,636	18,047,082	32,580	377,198	(502,104)	(5,779,273)	1,100,112	12,645,007
Total net increase (decrease)	1,750,843	20,137,560	77,396	876,171	(581,727)	(6,705,907)	1,246,512	14,307,824
High Yield Fund
Class I	40,995,362	526,715,718	1,698,071	21,866,166	(23,852,918)	(307,769,702)	18,840,515	240,812,182
Class A	27,968,727	360,792,431	1,091,186	14,032,120	(5,537,001)	(71,257,276)	23,522,912	303,567,275
Class C*	74,728	972,593	680	8,878	(12,078)	(157,098)	63,330	824,373
Total net increase (decrease)	69,038,817	888,480,742	2,789,937	35,907,164	(29,401,997)	(379,184,076)	42,426,757	545,203,830
Year Ended June 30, 2012
Diversified Value Fund
Class I	7,211,207	$68,207,617	610,214	$5,290,555	(7,951,738)	$(74,350,012)	(130,317)	$(851,840)
Class A	948,080	9,467,463	28,840	251,487	(1,977,442)	(18,772,025)	(1,000,522)	(9,053,075)
Class C	275,919	2,558,830	10,146	87,563	(459,409)	(4,277,205)	(173,344)	(1,630,812)
Total net increase (decrease)	8,435,206	80,233,910	649,200	5,629,605	(10,388,589)	(97,399,242)	(1,304,183)	(11,535,727)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2012
Large Cap Value Fund
Class I	6,052,399	$96,887,829	631,298	$10,019,260	(22,596,185)	$(352,598,718)	(15,912,488)	$(245,691,629)
Class A	1,759,577	28,259,932	226,967	3,568,228	(11,642,412)	(184,528,582)	(9,655,868)	(152,700,422)
Class C	43,132	657,167	15,029	224,494	(810,005)	(12,583,965)	(751,844)	(11,702,304)
Class R	156,791	2,431,874	9,932	154,975	(349,676)	(5,652,811)	(182,953)	(3,065,962)
Total net increase (decrease)	8,011,899	128,236,802	883,226	13,966,957	(35,398,278)	(555,364,076)	(26,503,153)	(413,160,317)
Mid-Cap Value Fund
Class I	9,743,271	228,454,732	31,262	652,435	(12,239,684)	(281,721,913)	(2,465,151)	(52,614,746)
Class A	2,088,067	50,136,881	—	—	(3,168,174)	(70,237,987)	(1,080,107)	(20,101,106)
Class C	167,517	3,672,964	—	—	(1,060,854)	(23,232,105)	(893,337)	(19,559,141)
Class R	61,721	1,451,777	—	—	(127,123)	(2,938,914)	(65,402)	(1,487,137)
Total net increase (decrease)	12,060,576	283,716,354	31,262	652,435	(16,595,835)	(378,130,919)	(4,503,997)	(93,762,130)
Small Cap Value Fund
Class I	2,805,385	112,184,381	—	—	(1,509,471)	(59,248,952)	1,295,914	52,935,429
Class A	432,956	16,762,640	—	—	(939,939)	(36,094,989)	(506,983)	(19,332,349)
Class C	118,299	4,195,207	—	—	(120,763)	(4,350,906)	(2,464)	(155,699)
Total net increase (decrease)	3,356,640	133,142,228	—	—	(2,570,173)	(99,694,847)	786,467	33,447,381
Value Opportunities Fund
Class I	550,722	10,438,833	48,229	826,644	(436,911)	(7,917,040)	162,040	3,348,437
Class A	814,507	15,748,028	28,234	484,771	(930,103)	(17,096,409)	(87,362)	(863,610)
Class C	183,803	3,391,910	8,054	132,328	(213,660)	(3,922,315)	(21,803)	(398,077)
Total net increase (decrease)	1,549,032	29,578,771	84,517	1,443,743	(1,580,674)	(28,935,764)	52,875	2,086,750
Capital Income Fund+
Class I	24,768	245,824	39,381	397,694	(2)	(16)	64,147	643,502
Class A	38,285	386,292	1,185	12,108	(16,151)	(166,350)	23,319	232,050
Total net increase (decrease)	63,053	632,116	40,566	409,802	(16,153)	(166,366)	87,466	875,552
High Yield Fund
Class I	29,687,165	357,332,665	1,552,275	18,688,342	(11,198,449)	(136,562,540)	20,040,991	239,458,467
Class A	7,697,408	94,824,352	696,374	8,327,649	(3,983,279)	(48,183,467)	4,410,503	54,968,534
Total net increase (decrease)	37,384,573	452,157,017	2,248,649	27,015,991	(15,181,728)	(184,746,007)	24,451,494	294,427,001

*  For the period December 31, 2012 (commencement of operations) to June 30, 2013.

^  The Global Value Fund had a single shareholder, Hotchkis & Wiley Capital Management, LLC, which individually held 64.4% of the total shares outstanding as of June 30, 2013.

+  The Capital Income Fund had a single shareholder, Hotchkis & Wiley Capital Management, LLC, which individually held 45.1% of the total shares outstanding as of June 30, 2012.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2013, is set forth below:

Mid-Cap Value Fund

Issuer Name	Share Balance At July 1, 2012	Additions	Reductions	Share Balance At June 30, 2013	Dividend Income	Value At June 30, 2013
Valassis Communications, Inc.	2,856,100	82,100	216,000	2,722,200	$2,497,732	$66,938,898
					$2,497,732

Small Cap Value Fund

Issuer Name	Share Balance At July 1, 2012	Additions	Reductions	Share Balance At June 30, 2013	Dividend Income	Value At June 30, 2013
Hudson Global, Inc.+	1,729,200	442,600	—	2,171,800	$—	$5,386,064
Miller Industries, Inc.	647,100	121,200	—	768,300	398,044	11,816,454
Overhill Farms, Inc.+	982,900	—	—	982,900	—	4,865,355
					$398,044

+ Non-income producing security.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund as of June 30, 2013 is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan" on the Statement of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Indemnifications. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities." ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards ("IFRS"). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statements of Assets & Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

In January 2013, the FASB issued ASU No. 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities." ASU No. 2013-01 clarifies that ordinary trade receivables and payables are not included in the scope of ASU No. 2011-11. ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending that are offset in accordance with specific criteria contained in the FASB Accounting Standards codification.

Management is currently evaluating the impact ASU No. 2011-11 and ASU No. 2013-01 will have on the Funds' financial statements and disclosures.

NOTE 11.

Change in Independent Registered Public Accounting Firm. On November 19, 2012, the Audit Committee of the Board of Trustees of the Trust recommended a change in auditors to the Trust's Board of Trustees. The Board of Trustees on November 19, 2012 approved the engagement of Deloitte & Touche LLP ("Deloitte") to serve as the Trust's independent registered public accounting firm, effective upon completion of Deloitte's client acceptance procedures, and authorized the dismissal of PricewaterhouseCoopers LLP ("PwC") as the Trust's independent registered public accounting firm. Following completion of Deloitte's client acceptance procedures and the Audit Committee's approval on December 20, 2012, of the Trust's engagement letter with Deloitte, PwC was notified of its dismissal on December 21, 2012.

During the Trust's two most recent fiscal years and through November 19, 2012, (i) no report on the Trust's financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles; and (ii) there were no "disagreements" (as such term is used in Item 304 of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

NOTE 12.

Subsequent Event. The Large Cap Value Fund declared distributions from net investment income payable on July 12, 2013 to shareholders of record on July 11, 2013. The distributions from Class I shares were $2,925,736 or $0.16 per share, Class A shares were $1,024,877 or $0.14 per share and Class R shares were $49,387 or $0.11 per share.

Class A shares of the Hotchkis & Wiley Global Value Fund commenced operations on August 29, 2013.

NOTE 13.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2013.

For the year ended June 30, 2013, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 92.14%, Global Value Fund — n/a, Value Opportunities Fund — 43.99%, Capital Income Fund — 38.19%, High Yield Fund — 4.44%.

For the year ended June 30, 2013, the following percentages of ordinary distributions paid are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 92.14%, Global Value Fund — n/a, Value Opportunities Fund — 45.18%, Capital Income Fund — 40.10%, High Yield Fund — 4.44%. Shareholders should consult their tax advisors.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2013, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.02%, Large Cap Value Fund — 0.01%, Mid-Cap Value Fund — 0.02%, Small Cap Value Fund — 0.04%, Global Value Fund — n/a, Value Opportunities Fund — 6.66%, Capital Income Fund — 37.05%, High Yield Fund — 88.88%. For the year ended June 30, 2013, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 0.00%, Global Value Fund — n/a, Value Opportunities Fund — 58.05%, Capital Income Fund — 8.72%, High Yield Fund — 4.89%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Hotchkis & Wiley Funds

We have audited the accompanying statements of assets & liabilities, including the schedules of investments of Hotchkis & Wiley Funds (the "Funds") comprising the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund, as of June 30, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended (as to the Global Value Fund, which is for the period from December 31, 2012 (commencement of operations) through June 30, 2013). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended June 30, 2012 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated August 22, 2012, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2013 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2013, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended (as to the Global Value Fund, which is for the period from December 31, 2012 (commencement of operations) through June 30, 2013), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
August 20, 2013

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2013 – June 30, 2013).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 - 6/30/13	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 - 6/30/13	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,187.70	$5.15	$1,000.00	$1,020.08	$4.76	0.95%
Class A	1,000.00	1,185.80	6.50	1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	1,181.80	10.55	1,000.00	1,015.12	9.74	1.95
Large Cap Value Fund
Class I	1,000.00	1,204.20	5.74	1,000.00	1,019.59	5.26	1.05
Class A	1,000.00	1,202.40	7.10	1,000.00	1,018.35	6.51	1.30
Class C	1,000.00	1,197.70	11.17	1,000.00	1,014.63	10.24	2.05
Class R	1,000.00	1,201.00	8.46	1,000.00	1,017.11	7.75	1.55
Mid-Cap Value Fund
Class I	1,000.00	1,237.20	5.94	1,000.00	1,019.49	5.36	1.07
Class A	1,000.00	1,235.60	7.32	1,000.00	1,018.25	6.61	1.32
Class C	1,000.00	1,231.10	11.45	1,000.00	1,014.53	10.34	2.07
Class R	1,000.00	1,234.50	8.70	1,000.00	1,017.01	7.85	1.57
Small Cap Value Fund
Class I	1,000.00	1,197.90	5.56	1,000.00	1,019.74	5.11	1.02
Class A	1,000.00	1,196.50	6.92	1,000.00	1,018.50	6.36	1.27
Class C	1,000.00	1,191.80	10.98	1,000.00	1,014.78	10.09	2.02
Global Value Fund
Class I	1,000.00	1,149.00	5.86	1,000.00	1,019.34	5.51	1.10
Value Opportunities Fund
Class I	1,000.00	1,186.90	5.53	1,000.00	1,019.74	5.11	1.02
Class A	1,000.00	1,185.70	6.88	1,000.00	1,018.50	6.36	1.27
Class C	1,000.00	1,180.90	10.92	1,000.00	1,014.78	10.09	2.02
Capital Income Fund
Class I	1,000.00	1,113.40	4.19	1,000.00	1,020.83	4.01	0.80
Class A	1,000.00	1,113.40	5.50	1,000.00	1,019.59	5.26	1.05

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 - 6/30/13	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 - 6/30/13	Annualized Expense Ratio
High Yield Fund
Class I	$1,000.00	$1,025.70	$3.52	$1,000.00	$1,021.32	$3.51	0.70%
Class A	1,000.00	1,024.40	4.77	1,000.00	1,020.08	4.76	0.95
Class C	1,000.00	1,019.10	8.51	1,000.00	1,016.36	8.50	1.70

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

Board Considerations in Approving Continuation of Investment Advisory Agreements (Unaudited)

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Value Opportunities Fund, the Hotchkis and Wiley Capital Income Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were most recently considered by the Board at a meeting held in May 2013.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to (i) the nature, extent and quality of services provided by the Advisor, including compliance with legal requirements, (ii) short-term and longer-term performance of each Fund relative to peer groups and market indices, (iii) the costs of the services provided and the Advisor's profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of their peer group and (vi) any benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information specifically related to the Advisor's risk controls and risk evaluation process, including information on how the Advisor addresses portfolio volatility. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their request supplemented information received by the Board throughout the year, both in writing and in meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel in April 2013 to review the materials provided by the Advisor and reviewed and discussed a legal memorandum regarding, among other things, the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts. The Independent Trustees, through their independent legal counsel, then provided follow-up questions to the Advisor to which they received responses in advance of the May Board meeting.

At the May Board meeting, representatives of the Advisor discussed certain responses with the Trustees and responded to their further questions. The Trustees considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Trustees considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Agreement is in the best interests of the applicable Fund.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Trustees noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Trustees believe that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Trustees considered, in particular, whether each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders. The Trustees concluded that each Fund is managed consistent with its investment objective and policies.

The Trustees reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Trustees also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Trustees considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Trustees considered the portfolio managers' significant investments in the Funds. The Trustees reviewed the Trust's compliance program and the Advisor's commitment to a rigorous compliance effort and the resultant compliance by the Funds and the Advisor with legal requirements.

The Trustees also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Trustees particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds at no cost to the Funds. The Trustees noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided (and expected to be provided) to each Fund under its Advisory Agreement were of a high level and were very satisfactory.

Investment Performance of the Funds and the Advisor. The Trustees noted that they review data on the short-term and longer-term performance of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Trustees reviewed a report prepared by the Trust's administrator (the "Report") using information compiled from Morningstar, Inc., an independent provider of data to mutual fund boards, that compared the performance of Class I shares of each Fund to that of a small group of funds that are similar primarily in terms of investment styles (each, a "Peer Group"), for periods ended December 31, 2012. The Peer Groups were selected by the Advisor based on its criteria to determine an appropriate group of competitor funds, and data regarding performance of the Peer Group funds also is provided at each quarterly Board meeting. The Trustees also considered performance information through March 2013 that was provided by the Advisor as well.

The Board considered the performance information for each Fund for applicable periods up to 10 years. The Board noted that all Funds outperformed their Peer Group median for the 1-and 3-year periods ended December 31, 2012, except the Capital Income Fund (with an inception date of December 31, 2011), which outperformed its Peer Group median for the 1-year and since-inception periods. The Board noted that every Fund with 5 and

10 years of performance also outperformed the median of its Peer Group — often significantly — for those periods, with the exception of the Large Cap Value Fund, which slightly underperformed its Peer Group median for the 5- and 10-year periods. The Board also noted that the Advisor's supplemental report for periods through March 31, 2013, showed continued strong performance for the Funds versus their Peer Groups. In addition, the Board considered data from the Report and the Advisor's supplemental report comparing each Fund's performance to that of its benchmark index(es). The Trustees noted that all Funds outperformed their benchmark index(es) for the 1-year period ended March 31, 2013 covered in the Advisor's supplemental report on performance except for the Diversified Value Fund and the Large Cap Value Fund, each of which outperformed the Standard & Poor's 500 Index but underperformed the 18.77% annualized return of the Russell 1000 Value Index for this period. Similarly, the Trustees noted that each Fund with 3 years of performance as of March 31, 2013 (i.e., all but the Capital Income Fund) also outperformed its benchmark index(es) for the 3-year period, except for the Diversified Value Fund and the Large Cap Value Fund, each of which underperformed the Standard & Poor's 500 Index for the 3-year period ended March 31, 2013; the Large Cap Value Fund also underperformed the 12.74% annualized return of the Russell 1000 Value Index for this period. The Independent Trustees reviewed with the Advisor the reasons for the historical variability in performance, congratulated the Advisor for the Funds' strong 3-year performance, and encouraged the Advisor to continue to adapt its risk assessment approach in an effort to appropriately consider the impact of volatility in Fund performance going forward.

Fees, Expenses and Profitability. The Trustees reviewed expense data compiled from Lipper Inc., another independent provider of mutual fund data, contained in the Report and information provided by the Advisor in the supplemental report regarding the Funds' advisory fees and expense ratios, including information regarding any expense caps for the Funds. The Trustees reviewed data in the Report showing how the Funds' advisory fees and expense ratios compared to those of their respective Peer Groups. Since some Peer Group funds' advisory contracts include administration services, the Report included administration fees with advisory fees for comparability. The Trustees also reviewed information provided by the Advisor on advisory fees charged by the Advisor for subadvisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Trustees considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and subadvisory clients. The Trustees noted that even though the Funds require more services and have higher costs, and even though it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts, the fees charged to two of the Funds (the Small Cap Value Fund and the Value Opportunities Fund) are the same as or lower than the Advisor's current standard fee schedules for its separate account clients.

With respect to the advisory fee for each Fund, the Trustees noted that the Report showed that only the Large Cap Value and Mid-Cap Value Funds' net advisory fees (including administration fees) were higher than their Peer Group median, and that the Diversified Value, Small Cap Value, Value Opportunities and High Yield Funds' net advisory fees (including administration fees) were lower than their Peer Group medians. The Board noted that the Capital Income Fund's net advisory fee (including administration fees) was negative due to fee waivers. The Trustees noted that the Advisor had agreed to add breakpoints to the fee schedule for the Diversified Value, Large Cap Value and Mid-Cap Value Funds effective January 1, 2007, but that lower asset levels in recent years, including 2012, meant that the breakpoints did not have an impact on the advisory fees. They noted that the Advisor uses a research-intensive process where other firms, including those advising Peer Funds, might use investment processes that are less research-intensive. With respect to the expense ratios for the Funds, the Trustees noted that the Report showed that the Diversified Value, Large Cap Value and Mid-Cap Value Funds' net expense ratios were higher than the median of their Peer Groups, that the Small Cap Value and High Yield Funds' net expense ratios were lower than the median of their Peer Groups, and that the Value Opportunities and Capital Income Funds' net expense ratios were the same as the median for their Peer Groups. The Trustees noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Trustees reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Trustees reviewed data regarding the Advisor's variable expenses and fixed expenses. The Trustees considered that in 2012, as in recent prior years, the Advisor had absorbed costs above expense caps for certain of the Funds for which it would not be reimbursed. The Board noted that the Advisor has agreed to continue the expense caps through at least October 31, 2014, and that annualized expense ratios continue to be above the expense caps for the Diversified Value, Capital Income and High Yield Funds. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Trustees noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing certain Funds to new investors. The Trustees noted that closing Funds was financially disadvantageous to the Advisor, and illustrated a commitment to act in the best interests of Fund shareholders. The Trustees concluded that the level of estimated profitability to the Advisor under the Advisory Agreements appeared to be not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees considered information regarding the investment, compliance and client service personnel who have been hired by the Advisor over the past few years, and the increase in technology spending. The Trustees concluded that the Funds' shareholders share in the additional services, investment in talented employees and capital improvements provided by the Advisor without an increase in advisory fees. The Trustees also noted that the addition of breakpoints to the Diversified Value, Large Cap Value and Mid-Cap Value Funds has in the past enabled, and may in the future enable, shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Trustees considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that, while the Advisor had not historically used the Funds' commissions to pay for research, other than for proprietary research from brokers that was "bundled" with the commission cost, beginning in May 2011, the Board granted to the Advisor the ability to use commission sharing arrangements that would permit the Advisor to pay for third-party research with the equity Funds' soft dollars. The Trustees considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor's other clients). The Trustees noted that the ability to use the Funds' soft dollars to obtain third-party research is a fallout benefit to the Advisor. The Trustees also noted that the commissions paid by the Funds are generally quite low and that the Advisor believes that the use of commission sharing arrangements to obtain research for the Funds does not affect best execution, and that the Funds bear no additional costs as a result of these arrangements.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

Board Considerations in Approving the Investment Advisory Agreement for the Global Value Fund (Unaudited)

The Board of Trustees of the Hotchkis and Wiley Funds (the "Trust"), including the Independent Trustees, approved the Investment Advisory Agreement (the "Advisory Agreement") between the Trust on behalf of the Hotchkis and Wiley Global Value Fund (the "Fund") and Hotchkis and Wiley Capital Management, LLC (the "Advisor"), at a meeting held on November 19, 2012. The Board determined that the terms of the Advisory Agreement are fair and reasonable and that the Agreement is in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving investment advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees participated in a special meeting in October 2012 at which the portfolio managers discussed their background and relevant experience and their investment strategy for the Fund. The Independent Trustees then received a report from the Advisor in advance of the November 2012 Board meeting responding to an information request contained in a memorandum from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by the Advisor; the proposed advisory fee for the Fund as compared to its fee schedule for global value separate accounts and to fees charged by investment advisers to comparable funds; estimated expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and estimated profitability from the Advisory Agreement; any fall-out benefits to the Advisor; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Advisory Agreement, the Board considered the nature, quality and extent of services to be provided by the Advisor. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund. The Board noted the background and experience of the portfolio managers and their investment style. At the preliminary meeting held in October 2012 and at the November 2012 meeting, the Trustees received presentations from the portfolio managers and were able to ask questions about the proposed investment strategies for the Fund, how portfolio trades would be executed, and how the Advisor's compliance program would apply for the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor under the Advisory Agreement are expected to be satisfactory.

The Board considered the advisory fees to be paid under the Advisory Agreement. The Board reviewed data compiled by the Advisor from information prepared by Lipper Inc., an independent source, showing the proposed advisory fee and the estimated expense ratio of the Fund as compared to the advisory fees and expense ratios of the institutional class of a peer group selected by the Advisor based on investment objective and portfolio composition. Based on the information provided, the Board noted that the Fund's proposed advisory fee was consistent with the average and slightly above the median of the peer group and that the Fund's expense ratio, taking into consideration the one year expense limitation to which the Advisor agreed, was above the average and below the median expense ratio of the peer group. Since the Fund is newly organized, the Board did not consider investment performance of the Fund, but the Board considered the performance of the Hotchkis and Wiley Global Value Composite, which commenced operations on July 1, 2011. On the basis of all the information provided on the fees and expenses of the Fund, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor under the Advisory Agreement.

The Board noted that the Advisor anticipates that, in time, there may be economies of scale from managing the Fund as Fund assets grow, and that, in the meantime, the Advisor intends to minimize the impact of high expense ratios typical of a recently-formed small fund by agreeing to cap expenses for the first year of operations. The Board noted that the Advisor stated that as Fund assets grow and expense ratios decrease below the expense caps, the Advisor will continue to invest in the investment team. The Board took the costs to be borne by the Advisor in connection with its services to be performed under the Advisory Agreement into consideration and noted that the Advisor estimated the Fund would not be profitable to the Advisor in the near term. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor its ability to use the Fund's soft dollars to obtain third-party research.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Randall H. Breitenbach (born 1960)	Trustee(a)	Since 2001

Non-Executive Director and Vice Chairman, BreitBurn Energy Partners, L.P. (2012 — present); Co-Founder, Director and CEO, BreitBurn Energy Company, LLC and President, BreitBurn Energy Partners, L.P. (1988 — 2012); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 — present).

				Eight	BreitBurn Energy Partners, L.P.; BreitBurn Energy Company, LLC
Robert L. Burch III (born 1934)	Trustee	Since 2001	Managing Partner, A.W. Jones Co. (investments) (1984 — present); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (1977 — 2004).	Eight	None
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee	Since 2007	California State University — Long Beach: Associate Chair Economics (2001 — present); Graduate Advisor Economics (2000 — present); Professor of Economics (1994 — present).	Eight	None
Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 — present).	Eight	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Eight	Independent Trustee, Brandes Investment Trust (7 portfolios).
John A.G. Gavin (born 1931)	Trustee Chairman	Since 2001 Since 2007

Senior Counselor, Hicks Holdings (private equity investment firm) (2001 — present); Chairman, Gamma Holdings (international capital and consulting) (1968 — present); U.S. Ambassador to Mexico (1981 — 1986).

				Eight	Independent Trustee: Causeway Capital Management Trust (5 portfolios); TCW Strategic Income Fund, Inc. (1 portfolio); TCW Funds, Inc. (27 portfolios).
Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Eight	None

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chairman of the Nominating and Governance Committee.

(b)  Chairman of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Eight	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present); prior thereto, Chief Compliance Officer of the Advisor.
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).
Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

Privacy Policy

The Hotchkis & Wiley Funds and Hotchkis & Wiley Capital Management, LLC value our relationship with our clients as our most important asset. We are committed to safeguarding our clients' confidential non-public personal information. Our privacy policy outlines the steps we take to protect our clients' personal information.

We collect non-public personal information about you from the following sources in the normal course of business to serve you better:

•  Information we receive about you on applications, questionnaires or other forms;

•  Information you give us orally or on written or electronic correspondence;

•  Information about your transactions with us, financial intermediaries, or others;

•  Information received from your custodian, consultant, attorneys, or others; and

•  Information provided and captured on our website, including any information captured on our website through the use of "cookies".

We do not sell your personal information to anyone, nor do we disclose your personal information to unaffiliated third parties without the client's authorization, except to your authorized representatives (including your consultant, attorney or accountant). We may disclose your personal information to financial intermediaries (such as broker-dealers and custodians) only as permitted by law and only as necessary for us to provide agreed services and products. We may also disclose your personal information to other service providers with whom we have business arrangements to help administrate our business. These service providers are bound by law or by contract to use your information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. In limited circumstances, we may disclose your personal information as required by law or in response to inquires from governmental authorities.

We limit access to your personal information, as much as possible, to those employees who need to know that information to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard the privacy of your nonpublic personal information.

We apply this policy to current and former clients.

This page is not part of the annual report.

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Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). The Forms N-Q are also available on the Funds' website at www.hwcm.com.

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0613-0813

JUNE 30, 2013

ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant (Deloitte & Touche LLP for the fiscal year ended June 30, 2013 and PricewaterhouseCoopers LLP for the fiscal year ended June 30, 2012) to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant did not provide any other services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2013	FYE 6/30/2012
Audit Fees	$160,000	$121,800
Audit-Related Fees	$0	$0
Tax Fees	$51,200	$44,800
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  The Committee shall pre-approve any engagement of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.  The Chairman of the Audit Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. The

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Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The percentage of fees billed by Deloitte & Touche LLP (for the fiscal year ended June 30, 2013) and PricewaterhouseCoopers LLP (for the fiscal year ended June 30, 2012) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2013	FYE 6/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2013	FYE 6/30/2012
Registrant	$51,200	$44,800
Registrant’s Investment Adviser	$0	$95,200

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the Funds’ Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)         The Registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 28, 2013

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	August 28, 2013

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